                                                                      Exhibit 99

                            Global Structured Finance

                            BAFC 2004-C Group 1 Final
                                 Jumbo 10/1 ARMs
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $51,033,731.33
Loan Count: 85
Cut-off Date: 2004-11-01
Avg. Loan Balance: $600,396.84
Avg. Orig. Balance: $601,278.05
% Conforming: 0.00%
W.A. FICO: 747
W.A. Orig. LTV: 58.25%
W.A. Cut-Off LTV: 58.17%
W.A. Gross Coupon: 5.371%
W.A. Net Coupon: 5.106%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0150%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 0.83%
% over 100 OLTV: 0.00%
% with PMI: 0.83%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 57.98%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.27%

* FICO not available for 3 loans, or 3.4% of the aggregate pool balance.

2. Original Balance

Original Balance          Percent
---------------------------------
$250,001 - $350,000         1.35%
$350,001 - $450,000        26.20
$450,001 - $550,000        19.78
$550,001 - $650,000         8.45
$650,001 - $750,000         2.65
$850,001 - $950,000         1.69
$950,001 - $1,050,000      35.18
$1,150,001 - $1,250,000     4.69

---------------------------------
Total:                    100.00%
---------------------------------

Average: $601,278.05
Lowest: $342,500.00
Highest: $1,200,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
$250,001 - $350,000         1.35%
$350,001 - $450,000        26.20
$450,001 - $550,000        19.78
$550,001 - $650,000         8.45
$650,001 - $750,000         2.65
$850,001 - $950,000         1.69
$950,001 - $1,050,000      35.18
$1,150,001 - $1,250,000     4.69
---------------------------------
Total:                    100.00%
---------------------------------

Average: $600,396.84
Lowest: $341,675.21
Highest: $1,198,717.12

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
4.751 - 5.000     6.68%
5.001 - 5.250    35.99
5.251 - 5.500    40.73

5.501 - 5.750    13.56
5.751 - 6.000     1.96
6.001 - 6.250     1.08
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.371%
Lowest: 5.000%
Highest: 6.125%

6. Credit Score

Credit Score    Percent
-----------------------
800 - 849         4.68%
750 - 799        53.44
700 - 749        23.79
650 - 699        13.41
600 - 649         1.27
N/A               3.41
-----------------------
Total:          100.00%
-----------------------

W.A.: 747
Lowest: 620
Highest: 814

7. PMI Providers

PMI Providers   Percent

NONE             99.17%
-----------------------
Amerin            0.83
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type    Percent
-----------------------
10/20 1YR CMT   100.00%

-----------------------
Total:          100.00%
-----------------------

9. Index

Index     Percent
-----------------
1YR CMT   100.00%
-----------------
Total:    100.00%
-----------------


10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               61.91%
Refinance-Rate/Term    34.06
Refinance-Cashout       4.04
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              95.15%
Condo - Low       2.76
Condo - High      2.08
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             97.24%
Secondary            2.76
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation   Percent
-----------------------
No Doc           38.21%
Full             28.64
Asset Only       26.88
Income Only       6.26
-----------------------
Total:          100.00%
-----------------------

15. State

State        Percent
--------------------
California    42.19%
New York       7.94
Illinois       6.30
Minnesota      5.18
Virginia       4.61
Other         33.78
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------

Northern California    40.96%
Southern California    59.04
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
92657        4.27%
28803        2.82
92130        2.82
94583        2.73
11050        2.35
Other       85.01
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Buydown Agreement

Buydown Agreement   Percent
---------------------------
N                    99.26%
Y                     0.74
---------------------------
Total:              100.00%
---------------------------

20. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

21. OLTV

OLTV            Percent
-----------------------
<= 20.00          4.69%
20.01 - 30.00     6.93
30.01 - 40.00     5.00
40.01 - 50.00     6.61
50.01 - 60.00    29.78
60.01 - 70.00    21.02
70.01 - 80.00    25.15
80.01 - 90.00     0.83
-----------------------
Total:          100.00%
-----------------------

W.A.: 58.25%
Lowest: 14.04%
Highest: 90.00%

22. Cut-Off LTV

Cut-Off LTV     Percent
-----------------------
<= 20.00          4.69%
20.01 - 30.00     6.93
30.01 - 40.00     5.00
40.01 - 50.00     6.61
50.01 - 60.00    29.78
60.01 - 70.00    21.02
70.01 - 80.00    25.15
80.01 - 90.00     0.83
-----------------------
Total:          100.00%
-----------------------

W.A.: 58.17%
Lowest: 13.87%
Highest: 89.90%

23. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

24. Original Term

Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

25. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.8 months
Lowest: 356 months
Highest: 360 months

26. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  10.15%
1 - 6              89.85
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.2 months
Lowest: 0 months
Highest: 4 months

27. Gross Margin

Gross Margin   Percent
----------------------
2.750          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.750%
Lowest: 2.750%
Highest: 2.750%

28. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

29. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

30. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
9.001 - 10.000          6.68%
10.001 - 11.000        92.24
11.001 - 12.000         1.08
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.371%
Lowest: 10.000%
Highest: 11.125%

31. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
103 or greater    100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 118.8 months
Lowest: 116 months
Highest: 120 months

32. Originator

Originator                        Percent
-----------------------------------------
Wells Fargo Home Mortgage, Inc.   100.00%
-----------------------------------------
Total:                            100.00%
-----------------------------------------

33.

         Percent
----------------
N         90.56%

Y          9.44
----------------
Total:   100.00%
----------------

34. Transaction

Transaction                  Percent
------------------------------------
WF $50MM BAS SETTLE 111504   100.00%
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                            Group 1 - 10/1 Jumbo ARMs
                            Collateral Summary Report

                               Nov 30, 2004 09:03

1. General Pool Characteristics

Pool Size: $50,040,785.43
Loan Count: 74
Avg. Loan Balance: $676,226.83
Avg. Orig. Balance: $677,216.43
% Conforming: 1.03%
W.A. FICO: 741
W.A. Orig. LTV: 54.40%
W.A. Cut-Off LTV: 54.32%
W.A. Gross Coupon: 5.432%
W.A. Net Coupon: 5.176%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 356 months
W.A. Age: 1 months
% over 80 OLTV: 0.00%
% over 100 OLTV: 0.00%
% with PMI: 0.76%
% over 80 with PMI: 0.00%
W.A. MI Coverage: 33.00%
W.A. MI Adjusted LTV: 54.12%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.89%

2. Original Balance

Original Balance          Percent
---------------------------------
$150,001 - $250,000         0.48%
$250,001 - $350,000         2.61
$350,001 - $450,000        12.05
$450,001 - $550,000        15.37
$550,001 - $650,000        10.97
$650,001 - $750,000         2.69
$750,001 - $850,000         3.10
$850,001 - $950,000         3.45

$950,001 - $1,050,000      41.90
$1,150,001 - $1,250,000     4.79
$1,250,001 - $1,350,000     2.59
---------------------------------
Total:                    100.00%
---------------------------------

Average: $677,216.43
Lowest: $240,000.00
Highest: $1,300,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
$150,001 - $250,000         0.48%
$250,001 - $350,000         2.61
$350,001 - $450,000        12.05
$450,001 - $550,000        15.37
$550,001 - $650,000        10.97
$650,001 - $750,000         2.69
$750,001 - $850,000         3.10
$850,001 - $950,000         3.45
$950,001 - $1,050,000      41.90
$1,150,001 - $1,250,000     4.79
$1,250,001 - $1,350,000     2.59
---------------------------------
Total:                    100.00%
---------------------------------

Average: $676,226.83
Lowest: $239,704.90
Highest: $1,296,869.45

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
4.501 - 4.750     3.09%
4.751 - 5.000     8.24
5.001 - 5.250    17.28
5.251 - 5.500    44.35
5.501 - 5.750    21.07
5.751 - 6.000     3.51
6.001 - 6.250     2.45
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.432%
Lowest: 4.625%
Highest: 6.250%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        6.19%
750 - 799       48.15
700 - 749       23.80
650 - 699       21.85
----------------------
Total:         100.00%
----------------------

W.A.: 741
Lowest: 653
Highest: 814

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             99.24%
Amerin            0.76
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type    Percent
-----------------------
10/20 1YR CMT    98.01%
10/10 1YR CMT     1.99
-----------------------
Total:          100.00%
-----------------------

9. Index

Index      Percent
------------------
1YR CMT    100.00%
------------------
Total:     100.00%
------------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               51.88%
Refinance-Rate/Term    36.76
Refinance-Cashout      11.36
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------

SFR              92.51%
Condo - Low       5.49
Condo - High      1.99
-----------------------
Total:          100.00%
-----------------------


13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             95.80%
Secondary           4.20
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation   Percent
-----------------------
Asset Only       62.98%
Full             28.32
Income Only       5.30
No Doc            3.41
-----------------------
Total:          100.00%
-----------------------

15. State

State        Percent
--------------------
California    64.27%
New York       8.85
Minnesota      5.98
Virginia       3.99
Washington     2.59
Other         14.32
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    27.46%
Southern California    72.54
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
94010        2.89%
98004        2.59
11050        2.40
92657        2.39
91344        2.12
Other       87.61
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV            Percent
-----------------------
<= 20.00          3.99%
20.01 - 30.00     7.36
30.01 - 40.00     9.79
40.01 - 50.00     9.90
50.01 - 60.00    31.96
60.01 - 70.00    19.81
70.01 - 80.00    17.18
-----------------------
Total:          100.00%
-----------------------

W.A.: 54.40%
Lowest: 16.00%
Highest: 80.00%

21. Cut-Off LTV

Cut-Off LTV     Percent
-----------------------
<= 20.00          3.99%
20.01 - 30.00     7.36
30.01 - 40.00     9.79
40.01 - 50.00     9.90
50.01 - 60.00    31.96
60.01 - 70.00    19.81
70.01 - 80.00    17.18
-----------------------
Total:          100.00%
-----------------------

W.A.: 54.32%
Lowest: 15.98%
Highest: 79.91%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

23. Original Term

Original Term   Percent
-----------------------
240               1.99%
360              98.01
-----------------------
Total:          100.00%
-----------------------

W.A.: 357.6 months
Lowest: 240 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  1.99%
355 - 360                 98.01
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 356.3 months
Lowest: 239 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                   1.72%
1 - 6              98.28
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.3 months
Lowest: 0 months
Highest: 4 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.750          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.750%
Lowest: 2.750%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
9.001 - 10.000         11.34%
10.001 - 11.000        86.22
11.001 - 12.000         2.45
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.432%
Lowest: 9.625%
Highest: 11.250%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
116                 1.99%
118                24.64
119                71.65
120                 1.72
-------------------------
Total:            100.00%
-------------------------

W.A.: 118.7 months
Lowest: 116 months
Highest: 120 months

31. Originator

Originator    Percent
---------------------
Wells Fargo   100.00%
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the

Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                   Global Structured Finance

                   BAFC 2004-C Group 2 Final
                    Non Conforming 3/1 ARMs
                   Collateral Summary Report

                       Nov 30, 2004 09:21

1. General Pool Characteristics

Pool Size: $50,217,984.71
Loan Count: 97
Cut-off Date: 2004-11-01
Avg. Loan Balance: $517,711.18
Avg. Orig. Balance: $517,779.35
% Conforming: 0.00%
W.A. FICO: 706
W.A. Orig. LTV: 76.13%
W.A. Cut-Off LTV: 76.12%
W.A. Gross Coupon: 5.403%
W.A. Net Coupon: 5.108%
W.A. Svcg Fee: 0.280%
W.A. Trustee Fee: 0.0150%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 2.15%
% over 100 OLTV: 0.00%
% with PMI: 2.15%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 20.92%
W.A. MI Adjusted LTV: 75.72%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.21%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

Original Balance          Percent
---------------------------------
$250,001 - $350,000         6.66%
$350,001 - $450,000        29.14
$450,001 - $550,000        18.56
$550,001 - $650,000        17.31
$650,001 - $750,000        11.23
$750,001 - $850,000         3.23

$850,001 - $950,000         1.75
$950,001 - $1,050,000       9.72
$1,150,001 - $1,250,000     2.39
--------------------------------
Total:                    100.00%
--------------------------------

Average: $517,779.35
Lowest: $324,000.00
Highest: $1,200,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
$250,001 - $350,000         6.66%
$350,001 - $450,000        29.14
$450,001 - $550,000        18.56
$550,001 - $650,000        17.31
$650,001 - $750,000        11.23
$750,001 - $850,000         3.23
$850,001 - $950,000         1.75
$950,001 - $1,050,000       9.72
$1,150,001 - $1,250,000     2.39
---------------------------------
Total:                    100.00%
---------------------------------

Average: $517,711.18
Lowest: $324,000.00
Highest: $1,200,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
3.751 - 4.000     0.75%
4.501 - 4.750     3.32
4.751 - 5.000    10.93
5.001 - 5.250    12.78
5.251 - 5.500    35.31
5.501 - 5.750    36.92
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.403%
Lowest: 3.875%
Highest: 5.750%

6. Credit Score

Credit Score    Percent
-----------------------
750 - 799        21.84%
700 - 749        31.13
650 - 699        35.58
600 - 649        11.45
-----------------------
Total:          100.00%
-----------------------

W.A.: 706
Lowest: 630
Highest: 793

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             97.85%
UGRIC             1.46
PMIC              0.68
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type     Percent
------------------------
3/27 6ML - IO     71.91%
3/27 12ML - IO    21.72
3/27 6ML           4.26
3/27 12ML          2.10
------------------------
Total:           100.00%
------------------------

9. Index

Index       Percent
-------------------
6MO LIBOR    76.17%
1YR LIBOR    23.83
-------------------
Total:      100.00%
-------------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               57.51%
Refinance-Rate/Term    21.77
Refinance-Cashout      20.72
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              49.93%
PUD Detached     24.77
2-Family         12.53
Condo - Low       5.19
4-Family          3.35
Condo             1.49
3-Family          1.02
PUD Attached      0.90
Condo - Site      0.83
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             83.16%
Investor            14.11
Secondary            2.73
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated Income                 61.96%
Stated                        20.78
Full                          12.01
No Doc                         3.04
NID - No Income Disclosure     0.77
NID/NAD                        0.76
Stated Income/Stated Asset     0.68
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State            Percent
------------------------
California        67.74%
Illinois           5.38
Arizona            3.86
Florida            3.71
North Carolina     3.53
Other             15.78
------------------------
Total:           100.00%
------------------------

16. California

California            Percent
-----------------------------
Northern California    58.31%
Southern California    41.69
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
94110        3.21%
95403        2.41
85253        2.39
91360        1.99
90035        1.96
Other       88.05
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------

N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV            Percent
-----------------------
30.01 - 40.00     0.77%
40.01 - 50.00     2.13
50.01 - 60.00     1.75
60.01 - 70.00    11.33
70.01 - 80.00    81.87
80.01 - 90.00     2.15
-----------------------
Total:          100.00%
-----------------------

W.A.: 76.13%
Lowest: 34.23%
Highest: 90.00%

21. Cut-Off LTV

Cut-Off LTV     Percent
-----------------------
30.01 - 40.00     0.77%
40.01 - 50.00     2.13
50.01 - 60.00     1.75
60.01 - 70.00    11.33
70.01 - 80.00    81.87
80.01 - 90.00     2.15

-----------------------
Total:          100.00%
-----------------------

W.A.: 76.12%
Lowest: 34.23%
Highest: 90.00%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

23. Original Term

Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.1 months
Lowest: 356 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age    Percent
--------------------------
0                   36.21%
1 - 6               63.79
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 4 months

26. Gross Margin

Gross Margin    Percent
-----------------------
2.250            23.83%
2.750            76.17
-----------------------
Total:          100.00%
-----------------------

W.A.: 2.631%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)    Percent
-----------------------------
2.000                  23.83%
5.000                  76.17
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 4.285%
Lowest: 2.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)    Percent
------------------------------

1.000                   76.17%
2.000                   23.83
------------------------------
Total:                 100.00%
------------------------------

W.A.: 1.238%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)    Percent
------------------------------
9.001 - 10.000           0.75%
10.001 - 11.000         14.24
11.001 - 12.000         85.00
------------------------------
Total:                 100.00%
------------------------------

W.A.: 11.403%
Lowest: 9.875%
Highest: 11.750%

30. Cutoff Rollterm

Cutoff Rollterm    Percent
--------------------------
31 - 36            100.00%
--------------------------
Total:             100.00%
--------------------------

W.A.: 35.1 months
Lowest: 32 months
Highest: 36 months

31. Originator

Originator                          Percent
-------------------------------------------
Bank of America, NA                  23.83%
GreenPoint Mortgage Funding Inc.     76.17
-------------------------------------------
Total:                              100.00%
-------------------------------------------

32.

                                       Percent
----------------------------------------------
BOFA 102604 Alt SETTLE                  20.78%
BOFA LC Alt 102204 SETTLE                3.04
Greenpoint Alt $150mm 110804 Settle     33.34
GPOINT Alt 112204 SETTLE                42.83
----------------------------------------------
Total:                                 100.00%
----------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                               Group 2 - 3/1 ARMs
                            Collateral Summary Report

                               Nov 30, 2004 09:05

1. General Pool Characteristics

Pool Size: $50,229,298.68
Loan Count: 95
Cut-off Date: 2004-11-01
Avg. Loan Balance: $528,729.46
Avg. Orig. Balance: $528,773.13
% Conforming: 0.00%
W.A. FICO: 704
W.A. Orig. LTV: 75.94%
W.A. Cut-Off LTV: 75.94%
W.A. Gross Coupon: 5.403%
W.A. Net Coupon: 5.117%
W.A. Svcg Fee: 0.280%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 1.46%
% over 100 OLTV: 0.00%
% with PMI: 1.46%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 19.01%
W.A. MI Adjusted LTV: 75.69%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.21%

2. Original Balance

Original Balance          Percent
---------------------------------
$250,001 - $350,000         5.98%
$350,001 - $450,000        26.87
$450,001 - $550,000        19.55
$550,001 - $650,000        17.30
$650,001 - $750,000        11.23
$750,001 - $850,000         3.23
$850,001 - $950,000         1.75
$950,001 - $1,050,000      11.71

$1,150,001 - $1,250,000     2.39
---------------------------------
Total:                    100.00%
---------------------------------

Average: $528,773.13
Lowest: $324,000.00
Highest: $1,200,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
$250,001 - $350,000         5.98%
$350,001 - $450,000        26.87
$450,001 - $550,000        19.55
$550,001 - $650,000        17.30
$650,001 - $750,000        11.23
$750,001 - $850,000         3.23
$850,001 - $950,000         1.75
$950,001 - $1,050,000      11.71
$1,150,001 - $1,250,000     2.39
---------------------------------
Total:                    100.00%
---------------------------------

Average: $528,729.46
Lowest: $324,000.00
Highest: $1,200,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
3.751 - 4.000     0.76%

4.501 - 4.750     3.32
4.751 - 5.000    10.92
5.001 - 5.250    12.78
5.251 - 5.500    35.30
5.501 - 5.750    36.93
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.403%
Lowest: 3.875%
Highest: 5.750%

6. Credit Score

Credit Score   Percent
----------------------
750 - 799       20.40%
700 - 749       30.42
650 - 699       36.74
600 - 649       12.43
----------------------
Total:         100.00%
----------------------

W.A.: 704
Lowest: 630
Highest: 793

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             98.54%
UGRIC             1.46
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type          Percent
-----------------------------
3/27 6MO LIBOR - IO    70.63%

3/27 12ML - IO         21.72
3/27 6MO LIBOR          5.54
3/27 12 MO LIBOR        2.10
-----------------------------
Total:                100.00%
-----------------------------

9. Index

Index    Percent
----------------
6ML       76.17%
12ML      23.83
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               56.07%
Refinance-Rate/Term    24.73
Refinance-Cashout      19.20
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              50.69%

PUD Detached     18.64
2-Family         12.53
PUD Detach        5.37
Condo - Low       5.19
4-Family          3.35
Condo             1.49
3-Family          1.02
PUD Attach        0.90
Condo - Site      0.83
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             85.44%
Investor            11.84
Secondary            2.72
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated Income                 60.66%
Stated                        20.78
Full                          13.99
Unknown                        3.04
NID - No Income Disclosure     0.77
NID/NAD                        0.76
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State            Percent
------------------------
California        67.20%
Illinois           5.38
Arizona            3.86
Florida            3.71
North Carolina     3.53
Other             16.33
------------------------
Total:           100.00%
------------------------

16. California

California            Percent
-----------------------------
Northern California    59.03%
Southern California    40.97
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
94110        3.21%
95403        2.41
85253        2.39
91360        1.99
75754        1.99
Other       88.02
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV            Percent
-----------------------
30.01 - 40.00     0.77%
40.01 - 50.00     2.13
50.01 - 60.00     1.75
60.01 - 70.00    11.33
70.01 - 80.00    82.56
80.01 - 90.00     1.46
-----------------------
Total:          100.00%
-----------------------

W.A.: 75.94%
Lowest: 34.23%
Highest: 90.00%

21. Cut-Off LTV

Cut-Off LTV     Percent
-----------------------
30.01 - 40.00     0.77%
40.01 - 50.00     2.13
50.01 - 60.00     1.75
60.01 - 70.00    11.33
70.01 - 80.00    82.56
80.01 - 90.00     1.46
-----------------------
Total:          100.00%
-----------------------

W.A.: 75.94%
Lowest: 34.23%
Highest: 90.00%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

23. Original Term

Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.1 months
Lowest: 356 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  37.18%
1 - 6              62.82
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 4 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250           23.83%
2.750           76.17
----------------------
Total:         100.00%
----------------------

W.A.: 2.631%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
2.000                 23.83%
5.000                 76.17
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.285%
Lowest: 2.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  76.17%
2.000                  23.83

-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.238%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
9.001 - 10.000          0.76%
10.001 - 11.000        14.24
11.001 - 12.000        85.00
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.403%
Lowest: 9.875%
Highest: 11.750%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
31 - 36           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 35.1 months
Lowest: 32 months
Highest: 36 months

31. Originator

Originator                Percent
---------------------------------
Bank of America            23.83%
Greenpoint Mortgage Co.    76.17
---------------------------------
Total:                    100.00%
---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                           BAFC 2004-C - Preliminary
                             Group 2 and 3 Combined
                           Collateral Summary Report

                               Nov 30, 2004 09:19

1. General Pool Characteristics

Pool Size: $135,273,518.68
Loan Count: 433
Cut-off Date: 2004-11-01
Avg. Loan Balance: $312,409.97
Avg. Orig. Balance: $312,520.63
% Conforming: 38.36%
Accelerated Docs: 80.31%
W.A. FICO: 707
W.A. Orig. LTV: 76.28%
W.A. Cut-Off LTV: 76.25%
W.A. Gross Coupon: 5.441%
W.A. Net Coupon: 5.174%
W.A. Svcg Fee: 0.261%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 OLTV: 8.50%
% over 100 OLTV: 0.00%
% with PMI: 8.31%
% over 80 with PMI: 97.74%
W.A. MI Coverage: 24.11%
W.A. MI Adjusted LTV: 74.43%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.45%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

Original Balance          Percent
---------------------------------
<= $50,000                  0.10%
$50,001 - $150,000          7.83
$150,001 - $250,000        15.31
$250,001 - $350,000        17.89
$350,001 - $450,000        19.42
$450,001 - $550,000        13.81
$550,001 - $650,000        10.54

$650,001 - $750,000         5.73
$750,001 - $850,000         3.49
$850,001 - $950,000         0.65
$950,001 - $1,050,000       4.35
$1,150,001 - $1,250,000     0.89
---------------------------------
Total:                    100.00%
---------------------------------

Average: $312,520.63
Lowest: $41,600.00
Highest: $1,200,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
<= $50,000                  0.10%
$50,001 - $150,000          7.83
$150,001 - $250,000        15.31
$250,001 - $350,000        17.89
$350,001 - $450,000        19.42
$450,001 - $550,000        13.81
$550,001 - $650,000        10.54
$650,001 - $750,000         6.28
$750,001 - $850,000         2.93
$850,001 - $950,000         0.65
$950,001 - $1,050,000       4.35
$1,150,001 - $1,250,000     0.89
---------------------------------
Total:                    100.00%
---------------------------------

Average: $312,409.97
Lowest: $41,600.00
Highest: $1,200,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
3.501 - 3.750     0.55%
3.751 - 4.000     0.28
4.001 - 4.250     0.11
4.251 - 4.500     0.52
4.501 - 4.750     1.75
4.751 - 5.000     8.30
5.001 - 5.250    16.29
5.251 - 5.500    33.08
5.501 - 5.750    29.36
5.751 - 6.000     9.76
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.441%
Lowest: 3.750%
Highest: 5.875%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        1.73%
750 - 799       20.16
700 - 749       31.15
650 - 699       35.65
600 - 649       11.30
----------------------
Total:         100.00%
----------------------

W.A.: 707
Lowest: 603
Highest: 817

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             91.69%
UGRIC             2.64
PMIC              1.58
RMIC              1.36
GEMIC             1.01
RGIC              0.91
MGIC              0.56
TGI               0.23
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type          Percent
-----------------------------
5/25 12ML - IO         27.75%
3/27 6MO LIBOR - IO    26.23
5/25 12ML              21.62
5/25 6MO LIBOR - IO    11.55
3/27 12ML - IO          8.07
3/27 6MO LIBOR          2.06
5/25 6MO LIBOR          1.29
3/27 12 MO LIBOR        0.78
5/20 12ML               0.55
5/15 12ML               0.11
-----------------------------
Total:                100.00%
-----------------------------

9. Index

Index    Percent
----------------
12ML      58.88%
6ML       41.12
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               59.91%
Refinance-Cashout      21.53
Refinance-Rate/Term    18.56
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type    Percent
------------------------
SFR               56.02%
PUD Detach        11.67
PUD Detached       8.68
Condo              6.95
2-Family           6.28
PUD Attach         3.76
Condo - Low        2.56
4-Family           1.68
3-Family           0.66
Townhouse          0.52
PUD Attached       0.45
Condo - Site       0.31
Condo - Mid        0.25
Condominium        0.17
Cooperative        0.03

SFR-Attached       0.03
------------------------
Total:           100.00%
------------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             87.04%
Investor             9.63
Secondary            3.33
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated                        28.25%
Stated Income                 27.61
Standard                      19.69
Unknown                        8.06
Full                           7.01
Stated Income/Stated Asset     5.50
Rapid                          1.41
Reduced                        1.31
NID - No Income Disclosure     0.88
NID/NAD                        0.28
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State        Percent
--------------------
California    49.57%
Florida        6.31
Virginia       5.61

Maryland       4.14
Arizona        4.02
Other         30.35
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    54.86%
Southern California    45.14
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
85262        1.45%
94110        1.19
60657        0.98
95403        0.90
85253        0.89
Other       94.60
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days       99.83%
30-59 days       0.17
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV             Percent
------------------------
20.01 - 30.00      0.13%
30.01 - 40.00      0.68
40.01 - 50.00      1.57
50.01 - 60.00      4.41
60.01 - 70.00     11.21
70.01 - 80.00     73.50
80.01 - 90.00      5.58
90.01 - 100.00     2.92
------------------------
Total:           100.00%
------------------------

W.A.: 76.28%
Lowest: 29.91%
Highest: 100.00%

21. Cut-Off LTV

Cut-Off LTV      Percent
------------------------
20.01 - 30.00      0.13%
30.01 - 40.00      0.68
40.01 - 50.00      1.57
50.01 - 60.00      4.41
60.01 - 70.00     11.21
70.01 - 80.00     73.50
80.01 - 90.00      5.58
90.01 - 100.00     2.92
------------------------
Total:           100.00%
------------------------

W.A.: 76.25%
Lowest: 29.91%
Highest: 99.90%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

23. Original Term

Original Term   Percent
-----------------------
240               0.11%
300               0.55
360              99.34
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.5 months
Lowest: 240 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.11%
295 - 300                  0.55
349 - 354                  0.11
355 - 360                 99.23
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.1 months
Lowest: 239 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  18.70%
1 - 6              81.30
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.4 months
Lowest: 0 months
Highest: 6 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250           58.88%
2.750           41.12
----------------------
Total:         100.00%
----------------------

W.A.: 2.456%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
2.000                  8.85%
5.000                 91.15
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.735%
Lowest: 2.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  41.12%
2.000                  58.88
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.589%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           0.55%
9.001 - 10.000          5.67
10.001 - 11.000        62.21
11.001 - 12.000        31.56
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.812%
Lowest: 8.750%
Highest: 11.750%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
31 - 36            37.13%
49 - 54             0.11
55 - 60            62.76
-------------------------
Total:            100.00%
-------------------------

W.A.: 49.7 months
Lowest: 32 months
Highest: 60 months

31. Originator

Originator                Percent
---------------------------------
Bank of America            58.88%
Greenpoint Mortgage Co.    41.12
---------------------------------
Total:                    100.00%
---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                               BAFC 2004-C Group 3
                                 5/1 Hybrid Arms
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $84,953,640.83
Loan Count: 331
Cut-off Date: 2004-11-01
Avg. Loan Balance: $256,657.53
Avg. Orig. Balance: $256,968.67
% Conforming: 59.54%
W.A. FICO: 709
W.A. Orig. LTV: 76.28%
W.A. Cut-Off LTV: 76.18%
W.A. Gross Coupon: 5.468%
W.A. Net Coupon: 5.203%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0150%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 2 months
% over 80 OLTV: 11.52%
% over 100 OLTV: 0.00%
% with PMI: 11.52%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.37%
W.A. MI Adjusted LTV: 73.62%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.42%

* FICO not available for 1 loans, or 0.1% of the aggregate pool balance.

2. Original Balance

Original Balance      Percent
-----------------------------
<= $50,000              0.10%
$50,001 - $150,000     12.15
$150,001 - $250,000    23.22
$250,001 - $350,000    24.54
$350,001 - $450,000    15.54
$450,001 - $550,000    10.42
$550,001 - $650,000     7.90

$650,001 - $750,000     2.48
$750,001 - $850,000     3.64
-----------------------------
Total:                100.00%
-----------------------------

Average: $256,968.67
Lowest: $41,600.00
Highest: $825,000.00

3. Cut-Off Balance

Cut-Off Balance       Percent
-----------------------------
<= $50,000              0.10%
$50,001 - $150,000     12.15
$150,001 - $250,000    23.22
$250,001 - $350,000    24.54
$350,001 - $450,000    15.54
$450,001 - $550,000    10.42
$550,001 - $650,000     7.90
$650,001 - $750,000     3.36
$750,001 - $850,000     2.76
-----------------------------
Total:                100.00%
-----------------------------

Average: $256,657.53
Lowest: $41,552.28
Highest: $825,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon       Percent
--------------------

3.501 - 3.750     0.88%
4.001 - 4.250     0.17
4.251 - 4.500     0.83
4.501 - 4.750     0.83
4.751 - 5.000     6.48
5.001 - 5.250    18.17
5.251 - 5.500    31.54
5.501 - 5.750    24.90
5.751 - 6.000    16.19
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.468%
Lowest: 3.750%
Highest: 5.875%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        2.57%
750 - 799       19.93
700 - 749       30.78
650 - 699       36.23
600 - 649       10.38
N/A              0.11
----------------------
Total:         100.00%
----------------------

W.A.: 709
Lowest: 603
Highest: 817

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             88.48%
UGRIC             3.34
PMIC              2.52
RMIC              1.65

RGIC              1.45
GEMIC             1.43
MGIC              0.77
TGI               0.37
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type    Percent
-----------------------
5/25 12ML -IO    44.22%
5/25 12ML        33.78
5/25 6ML - IO    18.90
5/25 6ML          2.05
5/20 12ML         0.88
5/15 12ML         0.17
-----------------------
Total:          100.00%
-----------------------

9. Index

Index       Percent
-------------------
1YR LIBOR    79.05%
6MO LIBOR    20.95
-------------------
Total:      100.00%
-------------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               61.52%
Refinance-Cashout      23.13
Refinance-Rate/Term    15.35
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              59.33%
PUD Detached     18.21
Condo             9.87
PUD Attached      5.92
2-Family          3.26
Condo - Low       1.01
Townhouse         0.82
4-Family          0.69
3-Family          0.45
Condo - Mid       0.40
SFR-Attached      0.05
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             88.16%
Investor             8.15
Secondary            3.69
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated                        32.68%
Standard                      31.35
No Doc                        10.70
Stated Income/Stated Asset     8.76
Stated Income                  8.72
Full                           2.52
Rapid                          2.24
Reduced                        2.09
NID - No Income Disclosure     0.95
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State        Percent
--------------------
California    40.42%
Virginia       8.06
Florida        7.64
Nevada         5.04
Maryland       4.68
Other         34.16
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    50.76%
Southern California    49.24
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
85262        1.42%
92101        1.29
92129        1.22
22182        1.21
94402        0.97
Other       93.89
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV             Percent
------------------------
20.01 - 30.00      0.21%
30.01 - 40.00      0.62
40.01 - 50.00      1.25
50.01 - 60.00      6.61
60.01 - 70.00     11.14

70.01 - 80.00     68.65
80.01 - 90.00      6.99
90.01 - 100.00     4.53
------------------------
Total:           100.00%
------------------------

W.A.: 76.28%
Lowest: 29.91%
Highest: 100.00%

21. Cut-Off LTV

Cut-Off LTV      Percent
------------------------
20.01 - 30.00      0.21%
30.01 - 40.00      0.62
40.01 - 50.00      1.25
50.01 - 60.00      6.61
60.01 - 70.00     11.14
70.01 - 80.00     68.65
80.01 - 90.00      6.99
90.01 - 100.00     4.53
------------------------
Total:           100.00%
------------------------

W.A.: 76.18%
Lowest: 29.91%
Highest: 99.80%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

23. Original Term

Original Term   Percent
-----------------------
240               0.17%
300               0.88
360              98.95
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.3 months
Lowest: 240 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.17%
295 - 300                  0.88
349 - 354                  0.17
355 - 360                 98.78
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 357.6 months
Lowest: 239 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                   8.46%
1 - 6              91.54
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.7 months
Lowest: 0 months
Highest: 6 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250           79.05%
2.750           20.95
----------------------
Total:         100.00%
----------------------

W.A.: 2.355%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  20.95%
2.000                  79.05
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.791%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           0.88%

9.001 - 10.000          8.31
10.001 - 11.000        90.81
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.468%
Lowest: 8.750%
Highest: 10.875%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
49 - 54             0.17%
55 - 60            99.83
-------------------------
Total:            100.00%
-------------------------

W.A.: 58.3 months
Lowest: 54 months
Highest: 60 months

31. Originator

Originator                         Percent
------------------------------------------
Bank of America, NA                 79.05%
GreenPoint Mortgage Funding Inc.    20.95
------------------------------------------
Total:                             100.00%
------------------------------------------

32.

                                      Percent
---------------------------------------------
BOFA 102604 Alt SETTLE                 37.13%
BOFA 111604 SETTLE                     31.23
BOFA LC Alt 102204 SETTLE              10.70
Greenpoint Alt $150mm 110804 Settle    10.81
GPOINT Alt 112204 SETTLE               10.14

---------------------------------------------
Total:                                100.00%
---------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                               Group 3 - 5/1 ARMs
                            Collateral Summary Report

                               Nov 30, 2004 09:06

1. General Pool Characteristics

Pool Size: $85,044,220.00
Loan Count: 338
Avg. Loan Balance: $251,610.12
Avg. Orig. Balance: $251,739.61
% Conforming: 61.02%
W.A. FICO: 709
W.A. Orig. LTV: 76.48%
W.A. Cut-Off LTV: 76.44%
W.A. Gross Coupon: 5.463%
W.A. Net Coupon: 5.207%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 2 months
% over 80 OLTV: 12.66%
% over 100 OLTV: 0.00%
% with PMI: 12.35%
% over 80 with PMI: 97.58%
W.A. MI Coverage: 24.46%
W.A. MI Adjusted LTV: 73.68%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.44%

2. Original Balance

Original Balance      Percent
-----------------------------
<= $50,000              0.16%
$50,001 - $150,000     12.46
$150,001 - $250,000    24.36
$250,001 - $350,000    24.93
$350,001 - $450,000    15.02
$450,001 - $550,000    10.42
$550,001 - $650,000     6.55
$650,001 - $750,000     2.48
$750,001 - $850,000     3.64
-----------------------------
Total:                100.00%
-----------------------------

Average: $251,739.61
Lowest: $41,600.00
Highest: $825,000.00

3. Cut-Off Balance

Cut-Off Balance       Percent
-----------------------------
<= $50,000              0.16%
$50,001 - $150,000     12.46
$150,001 - $250,000    24.36
$250,001 - $350,000    24.93
$350,001 - $450,000    15.02
$450,001 - $550,000    10.42
$550,001 - $650,000     6.55
$650,001 - $750,000     3.36
$750,001 - $850,000     2.76
-----------------------------
Total:                100.00%
-----------------------------

Average: $251,610.12
Lowest: $41,600.00
Highest: $825,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
3.501 - 3.750     0.88%
4.001 - 4.250     0.17
4.251 - 4.500     0.83

4.501 - 4.750     0.83
4.751 - 5.000     6.75
5.001 - 5.250    18.36
5.251 - 5.500    31.78
5.501 - 5.750    24.89
5.751 - 6.000    15.52
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.463%
Lowest: 3.750%
Highest: 5.875%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        2.75%
750 - 799       20.03
700 - 749       31.58
650 - 699       35.01
600 - 649       10.64
----------------------
Total:         100.00%
----------------------

W.A.: 709
Lowest: 603
Highest: 817

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             87.65%
UGRIC             3.34
PMIC              2.52
RMIC              2.17
GEMIC             1.61
RGIC              1.45
MGIC              0.89
TGI               0.37

-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type          Percent
-----------------------------
5/25 12ML - IO         44.14%
5/25 12ML              34.39
5/25 6MO LIBOR - IO    18.37
5/25 6MO LIBOR          2.05
5/20 12ML               0.88
5/15 12ML               0.17
-----------------------------
Total:                100.00%
-----------------------------

9. Index

Index    Percent
----------------
12ML      79.59%
6ML       20.41
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               62.17%
Refinance-Cashout      22.91
Refinance-Rate/Term    14.91
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              59.16%
PUD Detach        5.40
Condo            10.17
PUD Attach        5.45
PUD Detached      2.80
2-Family          2.58
Condo - Low       1.00
Townhouse         0.82
PUD Attached      0.71
4-Family          0.69
3-Family          0.45
Condo - Mid       0.40
Condominium       0.26
Cooperative       0.05
SFR-Attached      0.05
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             87.98%
Investor             8.33
Secondary            3.68
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated                        32.66%
Standard                      31.32
Unknown                       11.02
Stated Income/Stated Asset     8.75
Stated Income                  8.10
Full                           2.89
Rapid                          2.24
Reduced                        2.08
NID - No Income Disclosure     0.95
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State        Percent
--------------------
California    39.16%
Virginia       8.06
Florida        7.84
Nevada         5.23
Maryland       4.92
Other         34.79
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    50.64%
Southern California    49.36
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
85262        1.44%
92101        1.29
92129        1.22
22182        1.21
94402        0.97
Other       93.86
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days       99.74%
30-59 days       0.26
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV             Percent
------------------------
20.01 - 30.00      0.21%
30.01 - 40.00      0.62
40.01 - 50.00      1.25
50.01 - 60.00      5.99

60.01 - 70.00     11.13
70.01 - 80.00     68.15
80.01 - 90.00      8.01
90.01 - 100.00     4.65
------------------------
Total:           100.00%
------------------------

W.A.: 76.48%
Lowest: 29.91%
Highest: 100.00%

21. Cut-Off LTV

Cut-Off LTV      Percent
------------------------
20.01 - 30.00      0.21%
30.01 - 40.00      0.62
40.01 - 50.00      1.25
50.01 - 60.00      5.99
60.01 - 70.00     11.13
70.01 - 80.00     68.15
80.01 - 90.00      8.01
90.01 - 100.00     4.65
------------------------
Total:           100.00%
------------------------

W.A.: 76.44%
Lowest: 29.91%
Highest: 99.90%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

23. Original Term

Original Term   Percent
-----------------------
240               0.17%
300               0.88
360              98.94
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.3 months
Lowest: 240 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.17%
295 - 300                  0.88
349 - 354                  0.17
355 - 360                 98.78
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 357.5 months
Lowest: 239 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                   7.78%
1 - 6              92.22
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.7 months
Lowest: 0 months
Highest: 6 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250           79.59%
2.750           20.41
----------------------
Total:         100.00%
----------------------

W.A.: 2.352%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  20.41%
2.000                  79.59
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.796%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           0.88%

9.001 - 10.000          8.57
10.001 - 11.000        90.55
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.463%
Lowest: 8.750%
Highest: 10.875%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
49 - 54             0.17%
55 - 60            99.83
-------------------------
Total:            100.00%
-------------------------

W.A.: 58.3 months
Lowest: 54 months
Highest: 60 months

31. Originator

Originator                Percent
---------------------------------
Bank of America            79.59%
Greenpoint Mortgage Co.    20.41
---------------------------------
Total:                    100.00%
---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                           BAFC 2004-C - Preliminary
                    Group 4 - 10/1 ARMs - Conforming Balance
                           Collateral Summary Report

                               Nov 30, 2004 09:18

1. General Pool Characteristics

Pool Size: $2,429,906.80
Loan Count: 12
Avg. Loan Balance: $202,492.23
Avg. Orig. Balance: $202,509.42
% Conforming: 100.00%
W.A. FICO: 706
W.A. Orig. LTV: 71.64%
W.A. Cut-Off LTV: 71.63%
W.A. Gross Coupon: 6.427%
W.A. Net Coupon: 6.171%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 3.75%
% over 100 OLTV: 0.00%
% with PMI: 3.75%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 30.00%
W.A. MI Adjusted LTV: 70.56%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 13.37%

2. Original Balance

Original Balance      Percent
-----------------------------
<= $50,000              1.61%
$50,001 - $150,000     15.81
$150,001 - $250,000    23.70
$250,001 - $350,000    58.89
-----------------------------
Total:                100.00%
-----------------------------

Average: $202,509.42
Lowest: $39,000.00
Highest: $325,000.00

3. Cut-Off Balance

Cut-Off Balance       Percent
-----------------------------
<= $50,000              1.61%
$50,001 - $150,000     15.81
$150,001 - $250,000    23.70
$250,001 - $350,000    58.89
-----------------------------
Total:                100.00%
-----------------------------

Average: $202,492.23
Lowest: $39,000.01
Highest: $325,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
5.501 - 5.750    12.57%
5.751 - 6.000    24.84
6.001 - 6.250    20.28
6.251 - 6.500     7.41
6.751 - 7.000    20.04
7.001 - 7.250    11.11
8.251 - 8.500     3.75
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.427%
Lowest: 5.625%
Highest: 8.500%

6. Credit Score

Credit Score    Percent
-----------------------
750 - 799        17.00%
700 - 749        28.54
650 - 699        54.46
-----------------------
Total:          100.00%
-----------------------

W.A.: 706
Lowest: 652
Highest: 795

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             96.25%
PMIC              3.75
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type           Percent
------------------------------
10/20 12ML - IO         57.68%
10/20 6MO LIBOR - IO    34.91
10/20 6MO LIBOR          7.41
------------------------------
Total:                 100.00%
------------------------------

9. Index

Index   Percent
---------------
12ML     57.68%
6ML      42.32
---------------
Total:  100.00%
---------------

10. Loan Purpose

Loan Purpose        Percent
---------------------------
Refinance-Cashout    56.66%
Purchase             43.34
---------------------------
Total:              100.00%
---------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              79.88%
PUD Detached     11.11
PUD - 2 units     7.41
Condo             1.61
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             61.44%
Investor            27.45
Secondary           11.11
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation   Percent
-----------------------
Standard         51.07%
Stated Income    28.89
Full              9.67
Reduced           6.62
No Doc            3.75
-----------------------
Total:          100.00%
-----------------------

15. State

State           Percent
-----------------------
California       20.04%
Virginia         17.35
Massachusetts    13.37
Maryland         12.57
Georgia          11.11
Other            25.56
-----------------------
Total:          100.00%
-----------------------

16. California

California            Percent
-----------------------------
Northern California    48.26%
Southern California    51.74
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
02638       13.37%
20901       12.57
22306       11.46
30625       11.11
92223       10.37
Other       41.11
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV             Percent
------------------------
40.01 - 50.00      7.49%
60.01 - 70.00     33.57
70.01 - 80.00     55.18
90.01 - 100.00     3.75
------------------------
Total:           100.00%
------------------------

W.A.: 71.64%
Lowest: 45.88%
Highest: 95.00%

21. Cut-Off LTV

Cut-Off LTV      Percent
------------------------
40.01 - 50.00      7.49%
60.01 - 70.00     33.57
70.01 - 80.00     55.18
90.01 - 100.00     3.75
------------------------
Total:           100.00%
------------------------

W.A.: 71.63%
Lowest: 45.88%
Highest: 95.00%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

23. Original Term

Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.7 months
Lowest: 357 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  17.78%
1 - 6              82.22
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.3 months
Lowest: 0 months
Highest: 3 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250           57.68%
2.750           42.32
----------------------
Total:         100.00%
----------------------

W.A.: 2.462%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  42.32%
2.000                  57.68
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.577%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        37.40%
11.001 - 12.000        47.73
12.001 - 13.000        11.11
13.001 - 14.000         3.75
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.427%
Lowest: 10.625%
Highest: 13.500%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
103 or greater    100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 118.7 months
Lowest: 117 months
Highest: 120 months

31. Originator

Originator                Percent
---------------------------------
Bank of America            57.68%
Greenpoint Mortgage Co.    42.32
---------------------------------
Total:                    100.00%
---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                  Group 4 - 10/1 ARMs - Non Conforming Balance
                            Collateral Summary Report

                               Nov 30, 2004 09:15

1. General Pool Characteristics

Pool Size: $5,812,000.00
Loan Count: 6
Avg. Loan Balance: $968,666.67
Avg. Orig. Balance: $968,666.67
% Conforming: 0.00%
W.A. FICO: 719
W.A. Orig. LTV: 61.73%
W.A. Cut-Off LTV: 61.73%
W.A. Gross Coupon: 5.854%
W.A. Net Coupon: 5.533%
W.A. Svcg Fee: 0.315%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 0.00%
% over 100 OLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 61.73%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 25.81%

2. Original Balance

Original Balance          Percent
---------------------------------
$350,001 - $450,000         7.16%
$650,001 - $750,000        24.02
$950,001 - $1,050,000      17.21
$1,450,001 - $1,550,000    51.62
---------------------------------
Total:                    100.00%
---------------------------------

Average: $968,666.67
Lowest: $416,000.00
Highest: $1,500,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
$350,001 - $450,000         7.16%
$650,001 - $750,000        24.02
$950,001 - $1,050,000      17.21
$1,450,001 - $1,550,000    51.62
---------------------------------
Total:                    100.00%
---------------------------------

Average: $968,666.67
Lowest: $416,000.00
Highest: $1,500,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
5.501 - 5.750    54.99%
5.751 - 6.000    37.85
6.501 - 6.750     7.16
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.854%
Lowest: 5.625%
Highest: 6.750%

6. Credit Score

Credit Score   Percent
----------------------
750 - 799       43.01%

700 - 749       32.97
600 - 649       24.02
----------------------
Total:         100.00%
----------------------

W.A.: 719
Lowest: 632
Highest: 776

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type      Percent
-------------------------
10/20 12ML - IO    92.84%
10/20 6MO LIBOR     7.16
-------------------------
Total:            100.00%
-------------------------

9. Index

Index    Percent
----------------
12ML      92.84%
6ML        7.16
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------

Refinance-Cashout      50.17%
Purchase               37.85
Refinance-Rate/Term    11.98
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              62.22%
PUD              37.78
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             92.84%
Investor             7.16
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation   Percent
-----------------------
Reduced          43.01%
Full             32.97

Alternative      24.02
-----------------------
Total:          100.00%
-----------------------

15. State

State            Percent
------------------------
California        80.87%
North Carolina    11.98
Washington         7.16
------------------------
Total:           100.00%
------------------------

16. California

California            Percent
-----------------------------
Northern California    36.17%
Southern California    63.83
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
90266       25.81%
92657       25.81
94010       17.21
94114       12.04
28081       11.98
Other        7.16
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV            Percent
-----------------------
30.01 - 40.00    17.21%
60.01 - 70.00    51.62
70.01 - 80.00    31.18
-----------------------
Total:          100.00%
-----------------------

W.A.: 61.73%
Lowest: 31.75%
Highest: 80.00%

21. Cut-Off LTV

Cut-Off LTV     Percent
-----------------------
30.01 - 40.00    17.21%
60.01 - 70.00    51.62
70.01 - 80.00    31.18
-----------------------
Total:          100.00%
-----------------------

W.A.: 61.73%
Lowest: 31.75%
Highest: 80.00%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

23. Original Term

Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.8 months
Lowest: 358 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                   7.16%
1 - 6              92.84

-------------------------
Total:            100.00%
-------------------------

W.A.: 1.2 months
Lowest: 0 months
Highest: 2 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250           92.84%
2.750            7.16
----------------------
Total:         100.00%
----------------------

W.A.: 2.286%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                   7.16%
2.000                  92.84
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.928%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        92.84%
11.001 - 12.000         7.16
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.854%
Lowest: 10.625%
Highest: 11.750%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
103 or greater    100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 118.8 months
Lowest: 118 months
Highest: 120 months

31. Originator

Originator                     Percent
--------------------------------------
Countrywide Home Loans, Inc.    92.84%
Greenpoint Mortgage Co.          7.16
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                     Group 4 - 3/1 ARMs - Conforming Balance
                            Collateral Summary Report

                               Nov 30, 2004 09:17

1. General Pool Characteristics

Pool Size: $141,823,258.96
Loan Count: 753
Avg. Loan Balance: $188,344.30
Avg. Orig. Balance: $188,352.64
% Conforming: 100.00%
W.A. FICO: 704
W.A. Orig. LTV: 78.98%
W.A. Cut-Off LTV: 78.97%
W.A. Gross Coupon: 5.704%
W.A. Net Coupon: 5.447%
W.A. Svcg Fee: 0.251%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 9.33%
% over 100 OLTV: 0.00%
% with PMI: 9.20%
% over 80 with PMI: 98.57%
W.A. MI Coverage: 26.36%
W.A. MI Adjusted LTV: 76.75%
% Second Lien: 0.00%
% with Prepay Penalty: 26.74%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.69%

2. Original Balance

Original Balance      Percent
-----------------------------
<= $50,000              0.40%
$50,001 - $150,000     19.98
$150,001 - $250,000    41.10
$250,001 - $350,000    31.44
$350,001 - $450,000     5.52
$450,001 - $550,000     0.73
$550,001 - $650,000     0.82
-----------------------------
Total:                100.00%
-----------------------------

Average: $188,352.64
Lowest: $27,800.00
Highest: $600,000.00

3. Cut-Off Balance

Cut-Off Balance       Percent
-----------------------------
<= $50,000              0.40%
$50,001 - $150,000     19.98
$150,001 - $250,000    41.28
$250,001 - $350,000    31.27
$350,001 - $450,000     5.52
$450,001 - $550,000     0.73
$550,001 - $650,000     0.82
-----------------------------
Total:                100.00%
-----------------------------

Average: $188,344.30
Lowest: $27,800.00
Highest: $600,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
4.001 - 4.250     0.35%
4.251 - 4.500     1.17
4.501 - 4.750     2.97
4.751 - 5.000     6.69
5.001 - 5.250     9.57

5.251 - 5.500    18.84
5.501 - 5.750    18.07
5.751 - 6.000    17.26
6.001 - 6.250    12.42
6.251 - 6.500     9.90
6.501 - 6.750     2.37
7.001 - 7.250     0.16
7.251 - 7.500     0.10
8.501 - 8.750     0.13
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.704%
Lowest: 4.125%
Highest: 8.750%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        1.17%
750 - 799       17.29
700 - 749       30.64
650 - 699       41.98
600 - 649        8.93
----------------------
Total:         100.00%
----------------------

W.A.: 704
Lowest: 621
Highest: 817

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             90.80%
PMIC              3.78
RGIC              3.17
RMIC              0.86
UGRIC             0.63

GEMIC             0.32
TGI               0.31
MGIC              0.13
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type          Percent
-----------------------------
3/27 6MO LIBOR - IO    89.26%
3/27 12ML - IO          8.89
3/27 6MO LIBOR          0.94
3/27 12 MO LIBOR        0.91
-----------------------------
Total:                100.00%
-----------------------------

9. Index

Index    Percent
----------------
6ML       90.20%
12ML       9.80
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               65.56%
Refinance-Cashout      19.40
Refinance-Rate/Term    15.05
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              47.78%
PUD Detached     13.40
Condo - Low       9.24
2-Family          7.43
4-Family          7.09
PUD Attached      4.24
3-Family          3.16
Condo             2.24
SFR-Attached      1.86
PUD Detach        1.28
PUD Attach        0.71
Condo - High      0.66
Condo - Mid       0.55
PUD               0.23
Condo - Site      0.14
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Investor            49.38%
Primary             47.50
Secondary            3.12
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated Income                 61.70%
Full                          23.26
Standard                       7.63
No Doc                         2.18
NID - No Income Disclosure     1.43
Stated Income/Stated Asset     1.09
Unknown                        1.02
Reduced                        0.59
Rapid                          0.56
NID/NED                        0.32
Other                          0.22
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State        Percent
--------------------
California    28.48%
Nevada         7.85
Arizona        6.92
Virginia       5.68
Colorado       5.61
Other         45.44
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    54.67%
Southern California    45.33
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
90813        0.69%
89108        0.65
90805        0.63
20005        0.61
90007        0.61
Other       96.81
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV             Percent
------------------------
<= 20.00           0.32%
20.01 - 30.00      0.18
30.01 - 40.00      0.07

40.01 - 50.00      0.41
50.01 - 60.00      1.38
60.01 - 70.00      5.40
70.01 - 80.00     82.91
80.01 - 90.00      5.65
90.01 - 100.00     3.68
------------------------
Total:           100.00%
------------------------

W.A.: 78.98%
Lowest: 16.19%
Highest: 95.00%

21. Cut-Off LTV

Cut-Off LTV      Percent
------------------------
<= 20.00           0.32%
20.01 - 30.00      0.18
30.01 - 40.00      0.07
40.01 - 50.00      0.41
50.01 - 60.00      1.38
60.01 - 70.00      5.40
70.01 - 80.00     82.91
80.01 - 90.00      5.65
90.01 - 100.00     3.68
------------------------
Total:           100.00%
------------------------

W.A.: 78.97%
Lowest: 16.19%
Highest: 95.00%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                          73.26%
30                          0.11
36                         26.23
42                          0.41

---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 9.6 months
Lowest: 0 months
Highest: 42 months

23. Original Term

Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.2 months
Lowest: 357 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  34.35%
1 - 6              65.65
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 3 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250           10.02%
2.750           89.91
3.000            0.07
----------------------
Total:         100.00%
----------------------

W.A.: 2.700%
Lowest: 2.250%
Highest: 3.000%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
2.000                  9.80%
5.000                 90.20
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.706%
Lowest: 2.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  90.20%
2.000                   9.80
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.098%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        11.19%
11.001 - 12.000        63.74
12.001 - 13.000        24.68
13.001 - 14.000         0.26
14.001 - 15.000         0.13
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.704%
Lowest: 10.125%
Highest: 14.750%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
31 - 36           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 35.2 months
Lowest: 33 months
Highest: 36 months

31. Originator

Originator                Percent
---------------------------------
Bank of America             9.80%
Greenpoint Mortgage Co.    90.20
---------------------------------
Total:                    100.00%
---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the

Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                   Group 4 - 3/1 ARMs - Non Conforming Balance
                            Collateral Summary Report

                               Nov 30, 2004 09:14

1. General Pool Characteristics

Pool Size: $66,882,200.39
Loan Count: 145
Avg. Loan Balance: $461,256.55
Avg. Orig. Balance: $461,287.59
% Conforming: 0.00%
W.A. FICO: 696
W.A. Orig. LTV: 78.20%
W.A. Cut-Off LTV: 78.20%
W.A. Gross Coupon: 6.019%
W.A. Net Coupon: 5.758%
W.A. Svcg Fee: 0.255%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 7.69%
% over 100 OLTV: 0.00%
% with PMI: 7.69%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.62%
W.A. MI Adjusted LTV: 76.34%
% Second Lien: 0.00%
% with Prepay Penalty: 24.86%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.99%

2. Original Balance

Original Balance        Percent
-------------------------------
$250,001 - $350,000      12.55%
$350,001 - $450,000      33.79
$450,001 - $550,000      27.23
$550,001 - $650,000      15.76
$650,001 - $750,000       5.21
$750,001 - $850,000       1.26
$850,001 - $950,000       2.69
$950,001 - $1,050,000     1.50
-------------------------------
Total:                  100.00%
-------------------------------

Average: $461,287.59
Lowest: $323,100.00
Highest: $1,000,000.00

3. Cut-Off Balance

Cut-Off Balance         Percent
-------------------------------
$250,001 - $350,000      12.55%
$350,001 - $450,000      33.79
$450,001 - $550,000      27.23
$550,001 - $650,000      15.76
$650,001 - $750,000       5.21
$750,001 - $850,000       1.26
$850,001 - $950,000       2.69
$950,001 - $1,050,000     1.50
-------------------------------
Total:                  100.00%
-------------------------------

Average: $461,256.55
Lowest: $322,932.71
Highest: $1,000,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
4.751 - 5.000     2.65%
5.001 - 5.250     3.86
5.251 - 5.500     5.29
5.501 - 5.750    12.73

5.751 - 6.000    33.56
6.001 - 6.250    16.32
6.251 - 6.500    15.45
6.501 - 6.750     8.11
6.751 - 7.000     2.04
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.019%
Lowest: 4.875%
Highest: 7.000%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        1.73%
750 - 799        9.92
700 - 749       28.86
650 - 699       46.16
600 - 649       13.32
----------------------
Total:         100.00%
----------------------

W.A.: 696
Lowest: 620
Highest: 810

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             92.31%
PMIC              3.34
RGIC              3.09
MGIC              0.64
UGRIC             0.62
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type          Percent
-----------------------------
3/27 6MO LIBOR - IO    89.62%
3/27 6MO LIBOR          6.45
3/27 12ML - IO          3.92
-----------------------------
Total:                100.00%
-----------------------------

9. Index

Index    Percent
----------------
6ML       96.08%
12ML       3.92
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               53.53%
Refinance-Cashout      33.74
Refinance-Rate/Term    12.73
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              50.34%
PUD Detached     29.19
2-Family          6.27
3-Family          3.30
Condo - High      2.92
Condo - Low       2.53
Condo             1.99
PUD Attached      1.18
4-Family          0.95
Condo - Site      0.72
PUD Attach        0.61
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             71.97%
Investor            21.45
Secondary            6.58
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated Income                 76.85%
Full                           9.53
No Doc                         5.75
Stated                         3.92
Stated Income/Stated Asset     1.68
NID - No Income Disclosure     1.25
NID/NAD                        1.02
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State        Percent
--------------------
California    52.12%
New York       8.02
Florida        5.90
Nevada         5.67
Virginia       4.57
Other         23.72
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    53.99%
Southern California    46.01
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
94116        1.99%
95128        1.68
94568        1.64
98390        1.45
92683        1.40
Other       91.83
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV             Percent
------------------------
30.01 - 40.00      2.02%
50.01 - 60.00      2.44
60.01 - 70.00      4.72
70.01 - 80.00     83.13
80.01 - 90.00      5.97
90.01 - 100.00     1.72
------------------------
Total:           100.00%
------------------------

W.A.: 78.20%
Lowest: 32.62%
Highest: 95.00%

21. Cut-Off LTV

Cut-Off LTV      Percent
------------------------
30.01 - 40.00      2.02%
50.01 - 60.00      2.44
60.01 - 70.00      4.72

70.01 - 80.00     83.13
80.01 - 90.00      5.97
90.01 - 100.00     1.72
------------------------
Total:           100.00%
------------------------

W.A.: 78.20%
Lowest: 32.62%
Highest: 95.00%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                          75.14%
36                         24.86
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 8.9 months
Lowest: 0 months
Highest: 36 months

23. Original Term

Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.3 months
Lowest: 357 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  38.40%
1 - 6              61.60
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250            3.92%
2.750           96.08
----------------------
Total:         100.00%
----------------------

W.A.: 2.730%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
2.000                  3.92%
5.000                 96.08
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.882%
Lowest: 2.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  96.08%
2.000                   3.92
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.039%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000         2.65%
11.001 - 12.000        55.44
12.001 - 13.000        41.91
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 12.019%
Lowest: 10.875%
Highest: 13.000%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
31 - 36           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 35.3 months
Lowest: 33 months
Highest: 36 months

31. Originator

Originator                Percent
---------------------------------
Bank of America             3.92%
Greenpoint Mortgage Co.    96.08
---------------------------------
Total:                    100.00%
---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                     Group 4 - 5/1 ARMs - Conforming Balance
                            Collateral Summary Report

                               Nov 30, 2004 09:18

1. General Pool Characteristics

Pool Size: $41,661,441.41
Loan Count: 255
Avg. Loan Balance: $163,378.20
Avg. Orig. Balance: $163,410.28
% Conforming: 100.00%
W.A. FICO: 719
W.A. Orig. LTV: 78.58%
W.A. Cut-Off LTV: 78.56%
W.A. Gross Coupon: 6.254%
W.A. Net Coupon: 5.998%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 9.83%
% over 100 OLTV: 0.91%
% with PMI: 9.83%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.47%
W.A. MI Adjusted LTV: 75.91%
% Second Lien: 0.00%
% with Prepay Penalty: 30.33%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.34%

2. Original Balance

Original Balance      Percent
-----------------------------
<= $50,000              0.60%
$50,001 - $150,000     32.39
$150,001 - $250,000    39.67
$250,001 - $350,000    20.33
$350,001 - $450,000     7.02
-----------------------------
Total:                100.00%
-----------------------------

Average: $163,410.28
Lowest: $31,700.00
Highest: $444,000.00

3. Cut-Off Balance

Cut-Off Balance       Percent
-----------------------------
<= $50,000              0.60%
$50,001 - $150,000     32.39
$150,001 - $250,000    39.67
$250,001 - $350,000    20.33
$350,001 - $450,000     7.02
-----------------------------
Total:                100.00%
-----------------------------

Average: $163,378.20
Lowest: $31,700.00
Highest: $444,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
5.001 - 5.250     1.66%
5.251 - 5.500     1.58
5.501 - 5.750     8.36
5.751 - 6.000    22.29
6.001 - 6.250    26.22
6.251 - 6.500    17.42
6.501 - 6.750    13.41
6.751 - 7.000     7.55
7.001 - 7.250     1.32
7.251 - 7.500     0.19

-----------------------
Total:          100.00%
-----------------------

W.A.: 6.254%
Lowest: 5.125%
Highest: 7.375%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        0.57%
750 - 799       23.76
700 - 749       43.72
650 - 699       29.04
600 - 649        2.92
----------------------
Total:         100.00%
----------------------

W.A.: 719
Lowest: 628
Highest: 813

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             90.17%
RGIC              3.45
UGRIC             3.16
PMIC              2.66
MGIC              0.56
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type          Percent
-----------------------------
5/25 6MO LIBOR - IO    85.17%
5/25 12ML              11.72

5/25 6MO LIBOR          2.34
5/25 12ML - IO          0.77
-----------------------------
Total:                100.00%
-----------------------------

9. Index

Index    Percent
----------------
6ML       87.51%
12ML      12.49
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               67.95%
Refinance-Rate/Term    16.63
Refinance-Cashout      15.42
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              40.79%
PUD Detached     22.40

2-Family          8.06
PUD Attached      7.11
3-Family          6.01
4-Family          4.84
PUD Detach        4.37
Condo - Low       4.02
SFR-Attached      0.96
Condo             0.90
PUD Attach        0.37
Cooperative       0.18
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Investor            57.21%
Primary             39.19
Secondary            3.61
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated Income                 55.45%
Full                          27.50
Stated                         9.87
Stated Income/Stated Asset     3.53
Standard                       2.62
No Doc                         0.68
NID/NAD                        0.35
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State        Percent
--------------------
California    19.58%
Arizona       14.25
Florida       11.83
Oregon         5.35
Washington     4.51
Other         44.48
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    54.71%
Southern California    45.29
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
55309        1.34%
93635        1.21
92211        1.10
90806        1.07
11782        1.05
Other       94.23
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------

N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV              Percent
-------------------------
20.01 - 30.00       0.48%
50.01 - 60.00       3.54
60.01 - 70.00       7.37
70.01 - 80.00      78.78
80.01 - 90.00       5.59
90.01 - 100.00      3.33
100.01 - 103.00     0.91
-------------------------
Total:            100.00%
-------------------------

W.A.: 78.58%
Lowest: 25.00%
Highest: 102.57%

21. Cut-Off LTV

Cut-Off LTV       Percent
-------------------------
20.01 - 30.00       0.48%
50.01 - 60.00       3.54
60.01 - 70.00       7.37
70.01 - 80.00      78.78
80.01 - 90.00       5.59

90.01 - 100.00      3.33
100.01 - 103.00     0.91
-------------------------
Total:            100.00%
-------------------------

W.A.: 78.56%
Lowest: 24.98%
Highest: 102.47%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                          69.67%
36                         27.90
42                          1.93
60                          0.50
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 11.2 months
Lowest: 0 months
Highest: 60 months

23. Original Term

Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.0 months
Lowest: 355 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  27.55%
1 - 6              72.45
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.0 months
Lowest: 0 months
Highest: 5 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250           12.49%
2.750           87.51
----------------------
Total:         100.00%
----------------------

W.A.: 2.688%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  87.51%
2.000                  12.49
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.125%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        33.89%
11.001 - 12.000        64.60
12.001 - 13.000         1.51
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.254%
Lowest: 10.125%
Highest: 12.375%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
55 - 60           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 59.0 months
Lowest: 55 months
Highest: 60 months

31. Originator

Originator                Percent
---------------------------------

Bank of America            12.49%
Greenpoint Mortgage Co.    87.51
---------------------------------
Total:                    100.00%
---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                   Group 4 - 5/1 ARMs - Non Conforming Balance
                            Collateral Summary Report

                               Nov 30, 2004 09:14

1. General Pool Characteristics

Pool Size: $24,364,226.35
Loan Count: 46
Avg. Loan Balance: $529,657.09
Avg. Orig. Balance: $529,761.96
% Conforming: 0.00%
W.A. FICO: 704
W.A. Orig. LTV: 74.27%
W.A. Cut-Off LTV: 74.25%
W.A. Gross Coupon: 6.302%
W.A. Net Coupon: 6.046%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 8.32%
% over 100 OLTV: 0.00%
% with PMI: 8.32%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 18.75%
W.A. MI Adjusted LTV: 72.86%
% Second Lien: 0.00%
% with Prepay Penalty: 10.76%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.34%

2. Original Balance

Original Balance          Percent
---------------------------------
$250,001 - $350,000         2.68%
$350,001 - $450,000        27.40
$450,001 - $550,000        24.95
$550,001 - $650,000        22.10
$650,001 - $750,000         8.69
$950,001 - $1,050,000       4.10
$1,150,001 - $1,250,000     4.74
$1,250,001 - $1,350,000     5.34
---------------------------------
Total:                    100.00%
---------------------------------

Average: $529,761.96
Lowest: $324,000.00
Highest: $1,300,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
$250,001 - $350,000         2.68%
$350,001 - $450,000        27.40
$450,001 - $550,000        24.95
$550,001 - $650,000        22.10
$650,001 - $750,000         8.69
$950,001 - $1,050,000       4.10
$1,150,001 - $1,250,000     4.74
$1,250,001 - $1,350,000     5.34
---------------------------------
Total:                    100.00%
---------------------------------

Average: $529,657.09
Lowest: $324,000.00
Highest: $1,300,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
5.001 - 5.250     1.60%
5.501 - 5.750     2.30
5.751 - 6.000    27.73
6.001 - 6.250    32.03

6.251 - 6.500    11.11
6.501 - 6.750     6.05
6.751 - 7.000    12.93
7.001 - 7.250     6.24
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.302%
Lowest: 5.250%
Highest: 7.125%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        1.47%
750 - 799       15.04
700 - 749       27.28
650 - 699       45.97
600 - 649       10.24
----------------------
Total:         100.00%
----------------------

W.A.: 704
Lowest: 628
Highest: 811

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             91.68%
PMIC              5.99
RGIC              2.33
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type          Percent
-----------------------------

5/25 6MO LIBOR - IO    60.29%
5/25 12ML - IO         16.82
5/25 12ML              16.31
5/25 6MO LIBOR          6.58
-----------------------------
Total:                100.00%
-----------------------------

9. Index

Index    Percent
----------------
6ML       66.87%
12ML      33.13
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               57.02%
Refinance-Cashout      36.92
Refinance-Rate/Term     6.07
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------

SFR              57.83%
PUD Detached      9.45
2-Family          8.39
4-Family          6.69
Condo             5.34
Condo - Low       4.52
SFR-Attached      2.46
3-Family          2.20
Condo - Site      1.59
PUD Attached      1.53
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             71.30%
Investor            24.70
Secondary            4.01
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation   Percent
-----------------------
Stated Income    53.56%
Stated           33.13
Full             11.78
NID/NAD           1.54
-----------------------
Total:          100.00%
-----------------------

15. State

State           Percent
-----------------------

California       47.82%
Washington        8.92
New York          8.39
Florida           6.91
Massachusetts     5.34
Other            22.63
-----------------------
Total:          100.00%
-----------------------

16. California

California            Percent
-----------------------------
Northern California    42.70%
Southern California    57.30
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
02109        5.34%
33133        4.74
90036        4.10
98296        3.05
94060        2.87
Other       79.90
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV            Percent
-----------------------
40.01 - 50.00     1.85%
50.01 - 60.00    15.82
60.01 - 70.00     8.21
70.01 - 80.00    65.81
80.01 - 90.00     8.32
-----------------------
Total:          100.00%
-----------------------

W.A.: 74.27%
Lowest: 40.91%
Highest: 90.00%

21. Cut-Off LTV

Cut-Off LTV     Percent
-----------------------
40.01 - 50.00     1.85%
50.01 - 60.00    15.82
60.01 - 70.00     8.21
70.01 - 80.00    65.81
80.01 - 90.00     8.32
-----------------------
Total:          100.00%
-----------------------

W.A.: 74.25%
Lowest: 40.87%
Highest: 89.91%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                          89.24%
36                         10.76
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 3.9 months
Lowest: 0 months
Highest: 36 months

23. Original Term

Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.9 months
Lowest: 357 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------

0                  20.48%
1 - 6              79.52
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.1 months
Lowest: 0 months
Highest: 3 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250           33.13%
2.750           66.87
----------------------
Total:         100.00%
----------------------

W.A.: 2.584%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  66.87%
2.000                  33.13
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.331%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        31.63%
11.001 - 12.000        62.13
12.001 - 13.000         6.24
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.302%
Lowest: 10.250%
Highest: 12.125%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
55 - 60           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 58.9 months
Lowest: 57 months
Highest: 60 months

31. Originator

Originator                Percent
---------------------------------
Bank of America            33.13%
Greenpoint Mortgage Co.    66.87
---------------------------------
Total:                    100.00%
---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                     Group 4 - 7/1 ARMs - Conforming Balance
                            Collateral Summary Report

                               Nov 30, 2004 09:18

1. General Pool Characteristics

Pool Size: $3,380,112.30
Loan Count: 22
Avg. Loan Balance: $153,641.47
Avg. Orig. Balance: $153,775.05
% Conforming: 100.00%
W.A. FICO: 704
W.A. Orig. LTV: 79.51%
W.A. Cut-Off LTV: 79.45%
W.A. Gross Coupon: 5.859%
W.A. Net Coupon: 5.603%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 349 months
W.A. Rem. Term: 347 months
W.A. Age: 2 months
% over 80 OLTV: 31.00%
% over 100 OLTV: 0.00%
% with PMI: 31.00%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 21.37%
W.A. MI Adjusted LTV: 73.48%
% Second Lien: 0.00%
% with Prepay Penalty: 14.26%
% Balloon: 0.00%
Max. Zipcode Conc.: 8.61%

2. Original Balance

Original Balance      Percent
-----------------------------
<= $50,000              1.53%
$50,001 - $150,000     26.01
$150,001 - $250,000    38.88
$250,001 - $350,000    33.58
-----------------------------
Total:                100.00%
-----------------------------

Average: $153,775.05
Lowest: $17,900.00
Highest: $291,105.00

3. Cut-Off Balance

Cut-Off Balance       Percent
-----------------------------
<= $50,000              1.53%
$50,001 - $150,000     26.01
$150,001 - $250,000    38.88
$250,001 - $350,000    33.58
-----------------------------
Total:                100.00%
-----------------------------

Average: $153,641.47
Lowest: $17,900.00
Highest: $291,105.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
5.001 - 5.250     3.80%
5.251 - 5.500    24.99
5.501 - 5.750    22.30
5.751 - 6.000    27.34
6.001 - 6.250     4.78
6.251 - 6.500     2.98
6.501 - 6.750     9.63
6.751 - 7.000     4.18
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.859%
Lowest: 5.250%
Highest: 7.000%

6. Credit Score

Credit Score   Percent
----------------------
750 - 799       29.51%
700 - 749       17.10
650 - 699       31.93
600 - 649       21.47
----------------------
Total:         100.00%
----------------------

W.A.: 704
Lowest: 640
Highest: 786

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             69.00%
PMIC              8.58
GEMIC             8.56
UGRIC             7.98
MGIC              4.88
RGIC              1.00
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type          Percent
-----------------------------
7/23 12ML              36.89%
7/23 12ML - IO         35.74
7/23 6MO LIBOR - IO    21.14
7/8 12ML                6.22
-----------------------------
Total:                100.00%
-----------------------------

9. Index

Index    Percent
----------------
12ML      78.86%
6ML       21.14
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               78.63%
Refinance-Cashout      14.26
Refinance-Rate/Term     7.11
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              53.60%
Condo            18.71
Condo - Low       9.92
PUD Detach        8.42
PUD Attach        5.70
PUD Detached      1.95
2-Family          1.70
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             85.82%
Investor            10.87
Secondary            3.31
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation   Percent
-----------------------
Unknown          43.11%
Standard         26.73
Full             12.62
Reduced           9.01
Stated Income     8.52
-----------------------
Total:          100.00%
-----------------------

15. State

State           Percent
-----------------------
Maryland         21.00%
Texas            12.76
Massachusetts     8.61
Florida           8.42
California        7.98
Other            41.22
-----------------------
Total:          100.00%
-----------------------

16. California

California            Percent
-----------------------------
Northern California   100.00%
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
01721        8.61%
20906        8.56
32819        8.42
95993        7.98
30127        6.93
Other       59.49
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV             Percent
------------------------
<= 20.00           2.94%
50.01 - 60.00      0.53
70.01 - 80.00     65.53
80.01 - 90.00     20.34
90.01 - 100.00    10.66
------------------------
Total:           100.00%
------------------------

W.A.: 79.51%
Lowest: 18.83%
Highest: 95.00%

21. Cut-Off LTV

Cut-Off LTV      Percent
------------------------
<= 20.00           2.94%
50.01 - 60.00      0.53
70.01 - 80.00     65.53
80.01 - 90.00     20.34
90.01 - 100.00    10.66
------------------------
Total:           100.00%
------------------------

W.A.: 79.45%
Lowest: 18.70%
Highest: 95.00%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                          85.74%
36                         14.26
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 5.1 months
Lowest: 0 months
Highest: 36 months

23. Original Term

Original Term   Percent
-----------------------
180               6.22%
360               93.78
-----------------------
Total:          100.00%
-----------------------

W.A.: 348.8 months
Lowest: 180 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                  6.22%
355 - 360                  93.78
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 347.1 months
Lowest: 177 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                   1.95%
1 - 6              98.05
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.7 months
Lowest: 0 months
Highest: 3 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250           78.86%
2.750            21.14
----------------------
Total:         100.00%
----------------------

W.A.: 2.356%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  21.14%
2.000                   78.86
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.789%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        78.43%
11.001 - 12.000         21.57
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.859%
Lowest: 10.250%
Highest: 12.000%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
79 - 84           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 82.3 months
Lowest: 81 months
Highest: 84 months

31. Originator

Originator                Percent
---------------------------------
Bank of America            78.86%
Greenpoint Mortgage Co.    21.14
---------------------------------
Total:                    100.00%
---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                   Group 4 - 7/1 ARMs - Non Conforming Balance
                            Collateral Summary Report

                               Nov 30, 2004 09:14

1. General Pool Characteristics

Pool Size: $2,163,000.00
Loan Count: 3
Avg. Loan Balance: $721,000.00
Avg. Orig. Balance: $721,000.00
% Conforming: 0.00%
W.A. FICO: 703
W.A. Orig. LTV: 68.73%
W.A. Cut-Off LTV: 68.73%
W.A. Gross Coupon: 6.105%
W.A. Net Coupon: 5.849%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 2 months
% over 80 OLTV: 0.00%
% over 100 OLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 68.73%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 53.07%

2. Original Balance

Original Balance          Percent
---------------------------------
$350,001 - $450,000        18.49%
$550,001 - $650,000        28.43
$1,050,001 - $1,150,000    53.07
---------------------------------
Total:                    100.00%
---------------------------------

Average: $721,000.00
Lowest: $400,000.00
Highest: $1,148,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
$350,001 - $450,000        18.49%
$550,001 - $650,000        28.43
$1,050,001 - $1,150,000    53.07
---------------------------------
Total:                    100.00%
---------------------------------

Average: $721,000.00
Lowest: $400,000.00
Highest: $1,148,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
5.501 - 5.750    28.43%
5.751 - 6.000    18.49
6.251 - 6.500    53.07
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.105%
Lowest: 5.750%
Highest: 6.375%

6. Credit Score

Credit Score   Percent
----------------------
700 - 749      100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 703
Lowest: 702
Highest: 705

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type     Percent
------------------------
7/23 12ML - IO   100.00%
------------------------
Total:           100.00%
------------------------

9. Index

Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               71.57%
Refinance-Rate/Term    28.43
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
PUD Detach       53.07%
SFR              46.93
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary            100.00%
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation   Percent
-----------------------
Stated          100.00%
-----------------------
Total:          100.00%
-----------------------

15. State

State           Percent
-----------------------
California       71.57%
Texas            28.43

-----------------------
Total:          100.00%
-----------------------

16. California

California            Percent
-----------------------------
Southern California   100.00%
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
91748       53.07%
76034       28.43
91350       18.49
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV            Percent
-----------------------
60.01 - 70.00    81.51%
70.01 - 80.00    18.49
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.73%
Lowest: 61.50%
Highest: 76.19%

21. Cut-Off LTV

Cut-Off LTV     Percent
-----------------------
60.01 - 70.00    81.51%
70.01 - 80.00    18.49
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.73%
Lowest: 61.50%
Highest: 76.19%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

23. Original Term

Original Term   Percent
-----------------------
360             100.00%

-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.5 months
Lowest: 358 months
Highest: 359 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
1 - 6             100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.5 months
Lowest: 1 months
Highest: 2 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        46.93%
11.001 - 12.000        53.07
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.105%
Lowest: 10.750%
Highest: 11.375%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
79 - 84           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 82.5 months
Lowest: 82 months
Highest: 83 months

31. Originator

Originator        Percent
-------------------------
Bank of America   100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C Group 4 Final
                          Conforming Total Hybrid Arms
                            Collateral Summary Report

                               Nov 30, 2004 09:23

1. General Pool Characteristics

Pool Size: $185,023,413.72
Loan Count: 1,022
Cut-off Date: 2004-11-01
Avg. Loan Balance: $181,040.52
Avg. Orig. Balance: $181,073.74
% Conforming: 100.00%
W.A. FICO: 708
W.A. Orig. LTV: 78.77%
W.A. Cut-Off LTV: 78.76%
W.A. Gross Coupon: 5.830%
W.A. Net Coupon: 5.564%
W.A. Svcg Fee: 0.251%
W.A. Trustee Fee: 0.0150%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 9.90%
% over 100 OLTV: 0.20%
% with PMI: 9.90%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.98%
W.A. MI Adjusted LTV: 76.40%
% Second Lien: 0.00%
% with Prepay Penalty: 27.03%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.59%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

Original Balance      Percent
-----------------------------
<= $50,000              0.49%
$50,001 - $150,000     22.91
$150,001 - $250,000    40.41
$250,001 - $350,000    29.42
$350,001 - $450,000     5.58
$450,001 - $550,000     0.56

$550,001 - $650,000     0.63
-----------------------------
Total:                100.00%
-----------------------------

Average: $181,073.74
Lowest: $17,900.00
Highest: $600,000.00

3. Cut-Off Balance

Cut-Off Balance       Percent
-----------------------------
<= $50,000              0.49%
$50,001 - $150,000     22.91
$150,001 - $250,000    40.54
$250,001 - $350,000    29.29
$350,001 - $450,000     5.58
$450,001 - $550,000     0.56
$550,001 - $650,000     0.63
-----------------------------
Total:                100.00%
-----------------------------

Average: $181,040.52
Lowest: $17,900.00
Highest: $600,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
4.001 - 4.250     0.27%
4.251 - 4.500     0.94
4.501 - 4.750     2.10

4.751 - 5.000     5.01
5.001 - 5.250     7.77
5.251 - 5.500    15.14
5.501 - 5.750    15.80
5.751 - 6.000    18.82
6.001 - 6.250    15.53
6.251 - 6.500    11.17
6.501 - 6.750     4.93
6.751 - 7.000     1.78
7.001 - 7.250     0.57
7.251 - 7.500     0.12
8.251 - 8.500     0.05
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.830%
Lowest: 4.125%
Highest: 8.500%

6. Credit Score

Credit Score    Percent
-----------------------
800 - 849         1.11%
750 - 799        18.92
700 - 749        33.13
650 - 699        39.34
600 - 649         7.50
-----------------------
Total:          100.00%
-----------------------

W.A.: 708
Lowest: 621
Highest: 817

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             90.10%
PMIC              3.54

RGIC              3.23
UGRIC             1.34
RMIC              0.70
GEMIC             0.49
MGIC              0.37
TGI               0.24
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type      Percent
-------------------------
3/27 6ML - IO      66.62%
5/25 6ML - IO      18.34
3/27 12ML - IO      6.81
5/25 12ML           2.93
10/20 12ML - IO     0.76
3/27 6ML            0.72
3/27 12ML           0.70
7/23 12ML           0.67
7/23 12ML - IO      0.65
5/25 6ML            0.53
10/20 6ML - IO      0.46
7/23 6ML - IO       0.39
5/25 12ML -IO       0.17
7/8 12ML            0.11
10/20 6ML           0.10
1/29 12ML           0.04
-------------------------
Total:            100.00%
-------------------------

9. Index

Index       Percent
-------------------
6MO LIBOR    87.15%
1YR LIBOR    12.85

-------------------
Total:      100.00%
-------------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               66.06%
Refinance-Cashout      18.62
Refinance-Rate/Term    15.33
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              47.00%
PUD Detached     16.68
Condo - Low       7.94
2-Family          7.38
4-Family          6.52
PUD Attached      5.93
3-Family          3.54
Condo             2.42
SFR-Attached      1.64
Condo - Mid       0.42
Condo - High      0.38
Condo - Site      0.11
Cooperative       0.04

-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Investor            50.02%
Primary             46.56
Secondary            3.41
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated Income                 58.78%
Full                          23.54
Standard                       7.59
No Doc                         3.44
Stated                         2.46
Stated Income/Stated Asset     1.47
NID - No Income Disclosure     1.09
Reduced                        0.71
Rapid                          0.43
NID/NAD                        0.25
Other                          0.24
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State        Percent
--------------------
California    26.08%
Arizona        8.21
Nevada         7.08

Florida        5.99
Virginia       5.31
Other         47.33
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    54.53%
Southern California    45.47
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
95823        0.59%
89108        0.55
90813        0.53
85297        0.51
89031        0.50
Other       97.33
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV              Percent
-------------------------
<= 20.00            0.30%
20.01 - 30.00       0.24
30.01 - 40.00       0.05
40.01 - 50.00       0.41
50.01 - 60.00       1.91
60.01 - 70.00       6.24
70.01 - 80.00      80.95
80.01 - 90.00       5.98
90.01 - 100.00      3.71
100.01 - 103.00     0.20
-------------------------
Total:            100.00%
-------------------------

W.A.: 78.77%
Lowest: 16.19%
Highest: 102.57%

21. Cut-Off LTV

Cut-Off LTV       Percent
-------------------------
<= 20.00            0.30%
20.01 - 30.00       0.24
30.01 - 40.00       0.05
40.01 - 50.00       0.41
50.01 - 60.00       1.91
60.01 - 70.00       6.24
70.01 - 80.00      80.95
80.01 - 90.00       5.98

90.01 - 100.00      3.71
100.01 - 103.00     0.20
-------------------------
Total:            100.00%
-------------------------

W.A.: 78.76%
Lowest: 16.19%
Highest: 102.37%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                          72.97%
30                          0.08
36                         26.09
42                          0.75
60                          0.11
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 9.8 months
Lowest: 0 months
Highest: 60 months

23. Original Term

Original Term   Percent
-----------------------
180               0.11%
360              99.89
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.8 months
Lowest: 180 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------

175 - 180                  0.11%
355 - 360                 99.89
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.0 months
Lowest: 177 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  31.79%
1 - 6              68.21
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 5 months

26. Gross Margin

Gross Margin   Percent
----------------------
2.250           13.02%
2.750           86.92
3.000            0.06
----------------------
Total:         100.00%
----------------------

W.A.: 2.685%
Lowest: 2.250%
Highest: 3.000%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
2.000                  7.55%
5.000                 92.45

----------------------------
Total:               100.00%
----------------------------

W.A.: 4.773%
Lowest: 2.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  87.15%
2.000                  12.85
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.129%
Lowest: 1.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        17.81%
11.001 - 12.000        63.14
12.001 - 13.000        18.81
13.001 - 14.000         0.25
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.579%
Lowest: 10.125%
Highest: 13.500%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
7 - 12              0.04%
31 - 36            74.85
55 - 60            21.97

79 - 84             1.83
103 or greater      1.31
-------------------------
Total:            100.00%
-------------------------

W.A.: 42.4 months
Lowest: 9 months
Highest: 120 months

31. Originator

Originator                         Percent
------------------------------------------
Bank of America, NA                 12.85%
GreenPoint Mortgage Funding Inc.    87.15
------------------------------------------
Total:                             100.00%
------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C Group 4 Final
                        Non Conforming Total Hybrid Arms
                            Collateral Summary Report

                               Nov 30, 2004 09:24

1. General Pool Characteristics

Pool Size: $94,268,349.38
Loan Count: 188
Cut-off Date: 2004-11-01
Avg. Loan Balance: $501,427.39
Avg. Orig. Balance: $501,492.82
% Conforming: 0.00%
W.A. FICO: 700
W.A. Orig. LTV: 75.96%
W.A. Cut-Off LTV: 75.95%
W.A. Gross Coupon: 6.055%
W.A. Net Coupon: 5.783%
W.A. Svcg Fee: 0.257%
W.A. Trustee Fee: 0.0150%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 OLTV: 6.87%
% over 100 OLTV: 0.00%
% with PMI: 6.87%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.33%
W.A. MI Adjusted LTV: 74.44%
% Second Lien: 0.00%
% with Prepay Penalty: 20.04%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.59%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

Original Balance          Percent
---------------------------------
$250,001 - $350,000         8.90%
$350,001 - $450,000        29.07
$450,001 - $550,000        25.27
$550,001 - $650,000        16.34
$650,001 - $750,000         7.43
$750,001 - $850,000         0.89
$850,001 - $950,000         1.91

$950,001 - $1,050,000       3.18
$1,050,001 - $1,150,000     1.22
$1,150,001 - $1,250,000     1.23
$1,250,001 - $1,350,000     1.38
$1,450,001 - $1,550,000     3.18
---------------------------------
Total:                    100.00%
---------------------------------

Average: $501,492.82
Lowest: $323,100.00
Highest: $1,500,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
$250,001 - $350,000         8.90%
$350,001 - $450,000        29.07
$450,001 - $550,000        25.27
$550,001 - $650,000        16.34
$650,001 - $750,000         7.43
$750,001 - $850,000         0.89
$850,001 - $950,000         1.91
$950,001 - $1,050,000       3.18
$1,050,001 - $1,150,000     1.22
$1,150,001 - $1,250,000     1.23
$1,250,001 - $1,350,000     1.38
$1,450,001 - $1,550,000     3.18
---------------------------------
Total:                    100.00%
---------------------------------

Average: $501,427.39
Lowest: $322,932.71
Highest: $1,500,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
3.501 - 3.750     1.12%
4.751 - 5.000     1.88
5.001 - 5.250     3.15
5.251 - 5.500     3.76
5.501 - 5.750    11.74
5.751 - 6.000    32.39
6.001 - 6.250    17.52
6.251 - 6.500    14.68
6.501 - 6.750     7.76
6.751 - 7.000     4.79
7.001 - 7.250     1.23
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.055%
Lowest: 3.750%
Highest: 7.125%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        1.61%
750 - 799       13.26
700 - 749       30.18
650 - 699       41.81
600 - 649       13.14
----------------------
Total:         100.00%
----------------------

W.A.: 700
Lowest: 628
Highest: 811

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             93.13%
PMIC              3.55
RGIC              2.42
MGIC              0.46
UGRIC             0.44
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type            Percent
-------------------------------
3/27 6ML - IO            59.73%
5/25 6ML - IO            14.59
3/27 6ML                  4.20
Alt-A 10/20 12ML - IO     4.13
5/25 12ML -IO             4.08
5/25 12ML                 3.74
3/27 12ML - IO            2.78
7/23 12ML - IO            2.29
CORE 10/20 12ML - IO      1.59
5/25 6ML                  1.30
..5/24.5 6ML - 10YR IO     1.12
10/20 6ML                 0.44
-------------------------------
Total:                  100.00%
-------------------------------

9. Index

Index       Percent
-------------------
6MO LIBOR    81.38%
1YR LIBOR    18.62
-------------------
Total:      100.00%
-------------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               55.00%
Refinance-Cashout      33.05
Refinance-Rate/Term    11.95
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              52.40%
PUD Detached     23.58
2-Family          6.01
PUD Attached      4.68
Condo             2.79
Condo - Low       2.59
4-Family          2.40
3-Family          2.26
Condo - High      1.72
Condo - Site      0.93
SFR-Attached      0.64
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             73.78%
Investor            20.18
Secondary            6.05
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated Income                 63.94%
Stated                        12.90
Full                          11.39
No Doc                         5.19
Reduced                        2.65
Alternative                    1.48
NID - No Income Disclosure     0.88
Stated Income/Stated Asset     0.83
NID/NAD                        0.73
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State        Percent
--------------------
California    52.42%
New York       7.50
Florida        5.62
Nevada         4.45
Washington     4.13
Other         25.88
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    47.80%
Southern California    52.20
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
90266        1.59%
92657        1.59
02109        1.38
20015        1.38
94060        1.33
Other       92.73
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV             Percent
------------------------
30.01 - 40.00      2.14%
40.01 - 50.00      0.90
50.01 - 60.00      5.19
60.01 - 70.00     10.52
70.01 - 80.00     74.38
80.01 - 90.00      5.65
90.01 - 100.00     1.22
------------------------
Total:           100.00%
------------------------

W.A.: 75.96%
Lowest: 31.75%
Highest: 95.00%

21. Cut-Off LTV

Cut-Off LTV      Percent
------------------------
30.01 - 40.00      2.14%
40.01 - 50.00      0.90
50.01 - 60.00      5.19
60.01 - 70.00     10.52
70.01 - 80.00     74.38
80.01 - 90.00      5.65
90.01 - 100.00     1.22
------------------------
Total:           100.00%
------------------------

W.A.: 75.95%
Lowest: 31.75%
Highest: 95.00%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                          79.96%
36                         20.04

---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 7.2 months
Lowest: 0 months
Highest: 36 months

23. Original Term

Original Term   Percent
-----------------------
300               1.12%
360              98.88
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.3 months
Lowest: 300 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  1.12%
355 - 360                 98.88
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.5 months
Lowest: 298 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  31.58%
1 - 6              68.42
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 3 months

26. Gross Margin

Gross Margin   Percent
----------------------
1.750            1.12%
2.250           18.62
2.750           80.26
----------------------
Total:         100.00%
----------------------

W.A.: 2.646%
Lowest: 1.750%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
0.000                  1.12%
2.000                  2.78
5.000                 96.10
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.861%
Lowest: 0.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
0.000                   1.12%
1.000                  80.26
2.000                  18.62
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.175%
Lowest: 0.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        15.51%
11.001 - 12.000        55.84
12.001 - 13.000        28.65
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.759%
Lowest: 10.250%
Highest: 13.000%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
1 - 6               1.12%
31 - 36            66.71
55 - 60            23.71
79 - 84             2.29
103 or greater      6.17
-------------------------
Total:            100.00%
-------------------------

W.A.: 46.8 months
Lowest: 4 months
Highest: 120 months

31. Originator

Originator                         Percent
------------------------------------------
Bank of America, NA                 14.02%
Countrywide Home Loans, Inc.         5.72
GreenPoint Mortgage Funding Inc.    80.26
------------------------------------------
Total:                             100.00%
------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
               Group 4 - Short Term Duration - Conforming Balances
                            Collateral Summary Report

                               Nov 30, 2004 09:19

1. General Pool Characteristics

Pool Size: $75,799.45
Loan Count: 1
Avg. Loan Balance: $75,799.45
Avg. Orig. Balance: $76,000.00
% Conforming: 100.00%
W.A. FICO: 683
W.A. Orig. LTV: 86.86%
W.A. Cut-Off LTV: 86.63%
W.A. Gross Coupon: 4.500%
W.A. Net Coupon: 4.119%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 357 months
W.A. Age: 3 months
% over 80 OLTV: 100.00%
% over 100 OLTV: 0.00%
% with PMI: 100.00%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 64.97%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 100.00%

2. Original Balance

Original Balance     Percent
----------------------------
$50,001 - $150,000   100.00%
----------------------------
Total:               100.00%
----------------------------

Average: $76,000.00
Lowest: $76,000.00
Highest: $76,000.00

3. Cut-Off Balance

Cut-Off Balance      Percent
----------------------------
$50,001 - $150,000   100.00%
----------------------------
Total:               100.00%
----------------------------

Average: $75,799.45
Lowest: $75,799.45
Highest: $75,799.45

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
4.251 - 4.500   100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 4.500%
Lowest: 4.500%
Highest: 4.500%

6. Credit Score

Credit Score   Percent
----------------------
650 - 699      100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 683
Lowest: 683
Highest: 683

7. PMI Providers

PMI Providers   Percent
-----------------------
RMIC            100.00%
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type   Percent
----------------------
1/29 12ML      100.00%
----------------------
Total:         100.00%
----------------------

9. Index

Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose   Percent
----------------------
Purchase       100.00%
----------------------
Total:         100.00%
----------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR             100.00%
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary            100.00%
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation   Percent
-----------------------
Unknown         100.00%
-----------------------
Total:          100.00%
-----------------------

15. State

State      Percent
------------------
New York   100.00%
------------------
Total:     100.00%
------------------

16. Zip Code

Zip Code   Percent
------------------
13069      100.00%
------------------
Total:     100.00%
------------------

17. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

18. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

19. OLTV

OLTV            Percent
-----------------------
80.01 - 90.00   100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 86.86%
Lowest: 86.86%
Highest: 86.86%

20. Cut-Off LTV

Cut-Off LTV     Percent
-----------------------
80.01 - 90.00   100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 86.63%
Lowest: 86.63%
Highest: 86.63%

21. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

22. Original Term

Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

23. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 357.0 months
Lowest: 357 months
Highest: 357 months

24. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
1 - 6             100.00%

-------------------------
Total:            100.00%
-------------------------

W.A.: 3.0 months
Lowest: 3 months
Highest: 3 months

25. Gross Margin

Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

26. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
2.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

27. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

28. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000       100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.500%
Lowest: 10.500%
Highest: 10.500%

29. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
7 - 12            100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 9.0 months
Lowest: 9 months
Highest: 9 months

30. Originator

Originator        Percent
-------------------------
Bank of America   100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
             Group 4 - Short Term Duration - Non Conforming Balances
                            Collateral Summary Report

                               Nov 30, 2004 09:16

\1. General Pool Characteristics

Pool Size: $1,053,000.00
Loan Count: 2
Avg. Loan Balance: $526,500.00
Avg. Orig. Balance: $526,500.00
% Conforming: 0.00%
W.A. FICO: 739
W.A. Orig. LTV: 64.26%
W.A. Cut-Off LTV: 64.26%
W.A. Gross Coupon: 3.750%
W.A. Net Coupon: 3.494%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 300 months
W.A. Rem. Term: 298 months
W.A. Age: 2 months
% over 80 OLTV: 0.00%
% over 100 OLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 64.26%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 61.73%

2. Original Balance

Original Balance      Percent
-----------------------------
$350,001 - $450,000    38.27%
$550,001 - $650,000    61.73
-----------------------------
Total:                100.00%
-----------------------------

Average: $526,500.00
Lowest: $403,000.00
Highest: $650,000.00

3. Cut-Off Balance

Cut-Off Balance       Percent
-----------------------------
$350,001 - $450,000    38.27%
$550,001 - $650,000    61.73
-----------------------------
Total:                100.00%
-----------------------------

Average: $526,500.00
Lowest: $403,000.00
Highest: $650,000.00

4. Lien Position

Lien Position         Percent
-----------------------------
1                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

5. Coupon

Coupon                Percent
-----------------------------
3.501 - 3.750         100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 3.750%
Lowest: 3.750%
Highest: 3.750%

6. Credit Score

Credit Score          Percent
-----------------------------
750 - 799              61.73%
700 - 749              38.27
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 739
Lowest: 708
Highest: 758

7. PMI Providers

PMI Providers         Percent
-----------------------------
NONE                  100.00%
-----------------------------
Total:                100.00%
-----------------------------

8. Product Type

Product Type          Percent
-----------------------------
..5/24.5 6ML IO        100.00%
-----------------------------
Total:                100.00%
-----------------------------

9. Index

Index                 Percent
-----------------------------
6ML                   100.00%
-----------------------------
Total:                100.00%
-----------------------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               61.73%
Refinance-Rate/Term    38.27
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ     Percent
-----------------------------
0                     100.00%

-----------------------------
Total:                100.00%
-----------------------------

12. Property Type

Property Type         Percent
-----------------------------
PUD Attach             61.73%
SFR                    38.27
-----------------------------
Total:                100.00%
-----------------------------

13. Occupancy Status

Occupancy Status      Percent
-----------------------------
Secondary              61.73%
Primary                38.27
-----------------------------
Total:                100.00%
-----------------------------

14. Documentation

Documentation         Percent
-----------------------------
Unknown               100.00%
-----------------------------
Total:                100.00%
-----------------------------

15. State

State                 Percent
-----------------------------
South Carolina         61.73%
California             38.27
-----------------------------
Total:                100.00%
-----------------------------

16. California

California            Percent
-----------------------------
Northern California   100.00%
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code              Percent
-----------------------------
29455                  61.73%
95630                  38.27
-----------------------------
Total:                100.00%
-----------------------------

18. Convertible Flag

Convertible Flag      Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

19. Delinquency*

Delinquency*          Percent
-----------------------------
0-29 days             100.00%
-----------------------------
Total:                100.00%
-----------------------------

* MBA method

20. OLTV

OLTV                  Percent
-----------------------------
40.01 - 50.00          38.27%

70.01 - 80.00          61.73
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 64.26%
Lowest: 47.41%
Highest: 74.71%

21. Cut-Off LTV

Cut-Off LTV           Percent
-----------------------------
40.01 - 50.00          38.27%
70.01 - 80.00          61.73
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 64.26%
Lowest: 47.41%
Highest: 74.71%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

23. Original Term

Original Term         Percent
-----------------------------
300                   100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 300.0 months
Lowest: 300 months
Highest: 300 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 298.0 months
Lowest: 298 months
Highest: 298 months

25. Cutoff Loan Age

Cutoff Loan Age       Percent
-----------------------------
1 - 6                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.0 months
Lowest: 2 months
Highest: 2 months

26. Gross Margin

Gross Margin          Percent
-----------------------------
1.750                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.750%
Lowest: 1.750%
Highest: 1.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)    Percent
-----------------------------
6.000                 100.00%

-----------------------------
Total:                100.00%
-----------------------------

W.A.: 6.000%
Lowest: 6.000%
Highest: 6.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
6.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 6.000%
Lowest: 6.000%
Highest: 6.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
11.001 - 12.000       100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 12.000%
Lowest: 12.000%
Highest: 12.000%

30. Cutoff Rollterm

Cutoff Rollterm       Percent
-----------------------------
1 - 6                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 4.0 months
Lowest: 4 months
Highest: 4 months

31. Originator

Originator            Percent
-----------------------------
Bank of America       100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                              Group 4 - Conforming
                            Collateral Summary Report

                               Nov 30, 2004 09:16

1. General Pool Characteristics

Pool Size: $189,370,518.92
Loan Count: 1,043
Avg. Loan Balance: $181,563.30
Avg. Orig. Balance: $181,580.37
% Conforming: 100.00%
W.A. FICO: 708
W.A. Orig. LTV: 78.81%
W.A. Cut-Off LTV: 78.80%
W.A. Gross Coupon: 5.837%
W.A. Net Coupon: 5.580%
W.A. Svcg Fee: 0.251%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 9.79%
% over 100 OLTV: 0.20%
% with PMI: 9.69%
% over 80 with PMI: 98.98%
W.A. MI Coverage: 25.87%
W.A. MI Adjusted LTV: 76.42%
% Second Lien: 0.00%
% with Prepay Penalty: 26.96%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.63%

2. Original Balance

Original Balance      Percent
-----------------------------
<= $50,000              0.48%
$50,001 - $150,000     22.79
$150,001 - $250,000    40.51
$250,001 - $350,000    29.38
$350,001 - $450,000     5.68
$450,001 - $550,000     0.55
$550,001 - $650,000     0.62
-----------------------------
Total:                100.00%
-----------------------------

Average: $181,580.37
Lowest: $17,900.00
Highest: $600,000.00

3. Cut-Off Balance

Cut-Off Balance       Percent
-----------------------------
<= $50,000              0.48%
$50,001 - $150,000     22.79
$150,001 - $250,000    40.64
$250,001 - $350,000    29.25
$350,001 - $450,000     5.68
$450,001 - $550,000     0.55
$550,001 - $650,000     0.62
-----------------------------
Total:                100.00%
-----------------------------

Average: $181,563.30
Lowest: $17,900.00
Highest: $600,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Originator

Originator                Percent
---------------------------------
Bank of America            12.28%
Greenpoint Mortgage Co.    87.72
---------------------------------
Total:                    100.00%
---------------------------------

6. Coupon

Coupon          Percent
-----------------------
4.001 - 4.250     0.26%
4.251 - 4.500     0.92
4.501 - 4.750     2.22
4.751 - 5.000     5.01
5.001 - 5.250     7.60
5.251 - 5.500    14.90
5.501 - 5.750    15.93
5.751 - 6.000    18.63
6.001 - 6.250    15.42
6.251 - 6.500    11.39
6.501 - 6.750     4.89
6.751 - 7.000     1.99
7.001 - 7.250     0.55
7.251 - 7.500     0.12
8.251 - 8.500     0.05
8.501 - 8.750     0.10
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.837%
Lowest: 4.125%
Highest: 8.750%

7. Credit Score

Credit Score   Percent
----------------------
800 - 849        1.00%
750 - 799       18.92
700 - 749       33.23
650 - 699       39.14
600 - 649        7.71
----------------------
Total:         100.00%
----------------------

W.A.: 708
Lowest: 621
Highest: 817

8. PMI Providers

PMI Providers   Percent
-----------------------
NONE             90.31%
PMIC              3.62
RGIC              3.15
UGRIC             1.31
RMIC              0.68
GEMIC             0.39
MGIC              0.31
TGI               0.23
-----------------------
Total:          100.00%
-----------------------

9. Product Type

Product Type           Percent
------------------------------
3/27 6MO LIBOR - IO     66.85%
5/25 6MO LIBOR - IO     18.74
3/27 12ML - IO           6.66
5/25 12ML                2.58
10/20 12ML - IO          0.74
3/27 6MO LIBOR           0.70
3/27 12 MO LIBOR         0.68
7/23 12ML                0.66
7/23 12ML - IO           0.64
5/25 6MO LIBOR           0.51
10/20 6MO LIBOR - IO     0.45
7/23 6MO LIBOR - IO      0.38
5/25 12ML - IO           0.17
7/8 12ML                 0.11
10/20 6MO LIBOR          0.10
1/29 12ML                0.04
------------------------------
Total:                 100.00%
------------------------------

10. Index

Index    Percent
----------------
6ML       87.72%
12ML      12.28
----------------
Total:   100.00%
----------------

11. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               66.04%
Refinance-Cashout      18.90
Refinance-Rate/Term    15.06
-----------------------------
Total:                100.00%
-----------------------------

12. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

13. Property Type

Property Type   Percent
-----------------------
SFR              46.78%
PUD Detached     15.14
Condo - Low       7.98
2-Family          7.37
4-Family          6.37
PUD Attached      4.74

3-Family          3.69
Condo             2.23
PUD Detach        2.07
SFR-Attached      1.61
PUD Attach        0.72
Condo - High      0.49
Condo - Mid       0.41
PUD               0.17
Condo - Site      0.11
PUD - 2 units     0.10
Cooperative       0.04
-----------------------
Total:          100.00%
-----------------------

14. Occupancy Status

Occupancy Status   Percent
--------------------------
Investor            50.11%
Primary             46.55
Secondary            3.33
--------------------------
Total:             100.00%
--------------------------

15. Documentation

Documentation                Percent
------------------------------------
Stated Income                 58.93%
Full                          23.82
Standard                       7.42
Stated                         2.17
No Doc                         1.83
Stated Income/Stated Asset     1.59
Unknown                        1.58
NID - No Income Disclosure     1.07
Reduced                        0.69
Rapid                          0.42

Other                          0.48
------------------------------------
Total:                       100.00%
------------------------------------

16. State

State        Percent
--------------------
California    26.04%
Arizona        8.37
Nevada         6.93
Florida        5.97
Virginia       5.35
Other         47.33
--------------------
Total:       100.00%
--------------------

17. California

California            Percent
-----------------------------
Northern California    54.86%
Southern California    45.14
-----------------------------
Total:                100.00%
-----------------------------

18. Zip Code

Zip Code   Percent
------------------
89108        0.63%
95823        0.58
90813        0.52
85297        0.49
89031        0.48
Other       97.30
------------------
Total:     100.00%
------------------

19. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

20. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

21. OLTV

OLTV              Percent
-------------------------
<= 20.00            0.29%
20.01 - 30.00       0.24
30.01 - 40.00       0.05
40.01 - 50.00       0.40
50.01 - 60.00       1.82
60.01 - 70.00       6.09
70.01 - 80.00      81.30
80.01 - 90.00       5.86
90.01 - 100.00      3.73
100.01 - 103.00     0.20
-------------------------
Total:            100.00%
-------------------------

W.A.: 78.81%
Lowest: 16.19%
Highest: 102.57%

22. Cut-Off LTV

Cut-Off LTV       Percent
-------------------------
<= 20.00            0.29%
20.01 - 30.00       0.24
30.01 - 40.00       0.05
40.01 - 50.00       0.40
50.01 - 60.00       1.82
60.01 - 70.00       6.09
70.01 - 80.00      81.30
80.01 - 90.00       5.86
90.01 - 100.00      3.73
100.01 - 103.00     0.20
-------------------------
Total:            100.00%
-------------------------

W.A.: 78.80%
Lowest: 16.19%
Highest: 102.47%

23. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                          73.04%
30                          0.08
36                         26.03
42                          0.73
60                          0.11
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 9.8 months
Lowest: 0 months
Highest: 60 months

24. Original Term

Original Term   Percent
-----------------------
180               0.11%

360              99.89
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.8 months
Lowest: 180 months
Highest: 360 months

25. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                  0.11%
355 - 360                 99.89
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.0 months
Lowest: 177 months
Highest: 360 months

26. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  32.05%
1 - 6              67.95
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 5 months

27. Gross Margin

Gross Margin   Percent
----------------------
2.250           12.44%
2.750           87.51
3.000            0.05
----------------------
Total:         100.00%
----------------------

W.A.: 2.688%
Lowest: 2.250%
Highest: 3.000%

28. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
2.000                  7.38%
5.000                 92.62
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.779%
Lowest: 2.000%
Highest: 5.000%

29. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  87.72%
2.000                  12.28
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.123%
Lowest: 1.000%
Highest: 2.000%

30. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        17.75%
11.001 - 12.000        62.94
12.001 - 13.000        18.96
13.001 - 14.000         0.24
14.001 - 15.000         0.10
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.586%
Lowest: 10.125%
Highest: 14.750%

31. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
7 - 12              0.04%
31 - 36            74.89
55 - 60            22.00
79 - 84             1.78
103 or greater      1.28
-------------------------
Total:            100.00%
-------------------------

W.A.: 42.4 months
Lowest: 9 months
Highest: 120 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                            BAFC 2004-C - Preliminary
                            Group 4 - Non Conforming
                            Collateral Summary Report

                               Nov 30, 2004 09:15

1. General Pool Characteristics

Pool Size: $100,274,426.74
Loan Count: 202
Avg. Loan Balance: $496,408.05
Avg. Orig. Balance: $496,454.21
% Conforming: 0.00%
W.A. FICO: 700
W.A. Orig. LTV: 75.94%
W.A. Cut-Off LTV: 75.93%
W.A. Gross Coupon: 6.056%
W.A. Net Coupon: 5.793%
W.A. Svcg Fee: 0.257%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 7.15%
% over 100 OLTV: 0.00%
% with PMI: 7.15%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.39%
W.A. MI Adjusted LTV: 74.36%
% Second Lien: 0.00%
% with Prepay Penalty: 19.19%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.50%

2. Original Balance

Original Balance          Percent
---------------------------------
$250,001 - $350,000         9.02%
$350,001 - $450,000        30.41
$450,001 - $550,000        24.22
$550,001 - $650,000        17.14
$650,001 - $750,000         6.98
$750,001 - $850,000         0.84
$850,001 - $950,000         1.80
$950,001 - $1,050,000       2.99
$1,050,001 - $1,150,000     1.14
$1,150,001 - $1,250,000     1.15

$1,250,001 - $1,350,000     1.30
$1,450,001 - $1,550,000     2.99
---------------------------------
Total:                    100.00%
---------------------------------

Average: $496,454.21
Lowest: $323,100.00
Highest: $1,500,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
$250,001 - $350,000         9.02%
$350,001 - $450,000        30.41
$450,001 - $550,000        24.22
$550,001 - $650,000        17.14
$650,001 - $750,000         6.98
$750,001 - $850,000         0.84
$850,001 - $950,000         1.80
$950,001 - $1,050,000       2.99
$1,050,001 - $1,150,000     1.14
$1,150,001 - $1,250,000     1.15
$1,250,001 - $1,350,000     1.30
$1,450,001 - $1,550,000     2.99
---------------------------------
Total:                    100.00%
---------------------------------

Average: $496,408.05
Lowest: $322,932.71
Highest: $1,500,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
3.501 - 3.750     1.05%
4.751 - 5.000     1.76
5.001 - 5.250     2.96
5.251 - 5.500     3.53
5.501 - 5.750    12.85
5.751 - 6.000    31.72
6.001 - 6.250    18.67
6.251 - 6.500    14.15
6.501 - 6.750     7.30
6.751 - 7.000     4.50
7.001 - 7.250     1.52
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.056%
Lowest: 3.750%
Highest: 7.125%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        1.52%
750 - 799       13.41
700 - 749       30.35
650 - 699       41.96
600 - 649       12.77
----------------------
Total:         100.00%
----------------------

W.A.: 700
Lowest: 620
Highest: 811

7. PMI Providers

PMI Providers   Percent
-----------------------

NONE             92.85%
PMIC              3.68
RGIC              2.63
MGIC              0.43
UGRIC             0.41
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type          Percent
-----------------------------
3/27 6MO LIBOR - IO    59.78%
5/25 6MO LIBOR - IO    14.65
10/20 12ML - IO         5.38
3/27 6MO LIBOR          4.30
5/25 12ML - IO          4.09
5/25 12ML               3.96
3/27 12ML - IO          2.62
7/23 12ML - IO          2.16
5/25 6MO LIBOR          1.60
..5/24.5 6ML IO          1.05
10/20 6MO LIBOR         0.41
-----------------------------
Total:                100.00%
-----------------------------

9. Index

Index    Percent
----------------
6ML       81.80%
12ML      18.20
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               53.94%
Refinance-Cashout      34.38
Refinance-Rate/Term    11.67
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              52.65%
PUD Detached     21.76
2-Family          6.22
Condo - Low       2.78
3-Family          2.73
Condo             2.63
4-Family          2.26
PUD               2.19
Condo - High      1.95
PUD Attached      1.16
PUD Detach        1.14
PUD Attach        1.05
Condo - Site      0.87
SFR-Attached      0.60
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             73.27%
Investor            20.72
Secondary            6.01
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated Income                 64.27%
Stated                        12.82
Full                          11.13
No Doc                         3.83
Reduced                        2.49
Alternative                    1.39
Stated Income/Stated Asset     1.12
NID/NAD                        1.06
Unknown                        1.05
NID - No Income Disclosure     0.83
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State        Percent
--------------------
California    53.01%
New York       7.39
Florida        5.61
Nevada         4.56
Washington     3.89
Other         25.54
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    48.72%
Southern California    51.28
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
90266        1.50%
92657        1.50
94116        1.33
02109        1.30
20015        1.29
Other       93.09
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV             Percent
------------------------
30.01 - 40.00      2.35%
40.01 - 50.00      0.85
50.01 - 60.00      5.47
60.01 - 70.00      9.89
70.01 - 80.00     74.29
80.01 - 90.00      6.00
90.01 - 100.00     1.15
------------------------
Total:           100.00%
------------------------

W.A.: 75.94%
Lowest: 31.75%
Highest: 95.00%

21. Cut-Off LTV

Cut-Off LTV      Percent
------------------------
30.01 - 40.00      2.35%
40.01 - 50.00      0.85
50.01 - 60.00      5.47
60.01 - 70.00      9.89
70.01 - 80.00     74.29
80.01 - 90.00      6.00
90.01 - 100.00     1.15
------------------------
Total:           100.00%
------------------------

W.A.: 75.93%
Lowest: 31.75%
Highest: 95.00%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                          80.81%
36                         19.19

---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 6.9 months
Lowest: 0 months
Highest: 36 months

23. Original Term

Original Term   Percent
-----------------------
300               1.05%
360              98.95
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.4 months
Lowest: 300 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  1.05%
355 - 360                 98.95
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.5 months
Lowest: 298 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  31.00%
1 - 6              69.00
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 3 months

26. Gross Margin

Gross Margin   Percent
----------------------
1.750            1.05%
2.250           18.20
2.750           80.75
----------------------
Total:         100.00%
----------------------

W.A.: 2.648%
Lowest: 1.750%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
2.000                  2.62%
5.000                 96.33
6.000                  1.05
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.932%
Lowest: 2.000%
Highest: 6.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  80.75%
2.000                  18.20
6.000                   1.05
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.235%
Lowest: 1.000%
Highest: 6.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        15.84%
11.001 - 12.000        54.68
12.001 - 13.000        29.47
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.757%
Lowest: 10.250%
Highest: 13.000%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
1 - 6               1.05%
31 - 36            66.70
55 - 60            24.30
79 - 84             2.16
103 or greater      5.80
-------------------------
Total:            100.00%
-------------------------

W.A.: 46.6 months
Lowest: 4 months
Highest: 120 months

31. Originator

Originator                     Percent
--------------------------------------
Bank of America                 13.87%
Countrywide Home Loans, Inc.     5.38
Greenpoint Mortgage Co.         80.75
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                               BAFC 2004-C Group 4
                                Total Hybrid Arms
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $279,291,763.10
Loan Count: 1,210
Cut-off Date: 2004-11-01
Avg. Loan Balance: $230,819.64
Avg. Orig. Balance: $230,857.87
% Conforming: 66.25%
W.A. FICO: 705
W.A. Orig. LTV: 77.82%
W.A. Cut-Off LTV: 77.81%
W.A. Gross Coupon: 5.906%
W.A. Net Coupon: 5.638%
W.A. Svcg Fee: 0.253%
W.A. Trustee Fee: 0.0150%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 8.88%
% over 100 OLTV: 0.14%
% with PMI: 8.88%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.55%
W.A. MI Adjusted LTV: 75.73%
% Second Lien: 0.00%
% with Prepay Penalty: 24.68%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.54%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

Original Balance          Percent
---------------------------------
<= $50,000                  0.32%
$50,001 - $150,000         15.18
$150,001 - $250,000        26.77
$250,001 - $350,000        22.50
$350,001 - $450,000        13.51
$450,001 - $550,000         8.90
$550,001 - $650,000         5.93
$650,001 - $750,000         2.51

$750,001 - $850,000         0.30
$850,001 - $950,000         0.65
$950,001 - $1,050,000       1.07
$1,050,001 - $1,150,000     0.41
$1,150,001 - $1,250,000     0.41
$1,250,001 - $1,350,000     0.47
$1,450,001 - $1,550,000     1.07
---------------------------------
Total:                    100.00%
---------------------------------

Average: $230,857.87
Lowest: $17,900.00
Highest: $1,500,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
<= $50,000                  0.32%
$50,001 - $150,000         15.18
$150,001 - $250,000        26.86
$250,001 - $350,000        22.41
$350,001 - $450,000        13.51
$450,001 - $550,000         8.90
$550,001 - $650,000         5.93
$650,001 - $750,000         2.51
$750,001 - $850,000         0.30
$850,001 - $950,000         0.65
$950,001 - $1,050,000       1.07
$1,050,001 - $1,150,000     0.41
$1,150,001 - $1,250,000     0.41
$1,250,001 - $1,350,000     0.47
$1,450,001 - $1,550,000     1.07
---------------------------------
Total:                    100.00%
---------------------------------

Average: $230,819.64
Lowest: $17,900.00
Highest: $1,500,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
3.501 - 3.750     0.38%
4.001 - 4.250     0.18
4.251 - 4.500     0.62
4.501 - 4.750     1.39
4.751 - 5.000     3.95
5.001 - 5.250     6.21
5.251 - 5.500    11.30
5.501 - 5.750    14.43
5.751 - 6.000    23.40
6.001 - 6.250    16.20
6.251 - 6.500    12.35
6.501 - 6.750     5.88
6.751 - 7.000     2.80
7.001 - 7.250     0.79
7.251 - 7.500     0.08
8.251 - 8.500     0.03
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.906%
Lowest: 3.750%
Highest: 8.500%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        1.28%

750 - 799       17.01
700 - 749       32.13
650 - 699       40.17
600 - 649        9.41
----------------------
Total:         100.00%
----------------------

W.A.: 705
Lowest: 621
Highest: 817

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             91.12%
PMIC              3.54
RGIC              2.96
UGRIC             1.04
RMIC              0.46
MGIC              0.40
GEMIC             0.32
TGI               0.16
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type            Percent
-------------------------------
3/27 6ML - IO            64.30%
5/25 6ML - IO            17.07
3/27 12ML - IO            5.45
5/25 12ML                 3.20
3/27 6ML                  1.89
5/25 12ML -IO             1.49
Alt-A 10/20 12ML - IO     1.39
7/23 12ML - IO            1.21
5/25 6ML                  0.79

CORE 10/20 12ML - IO      0.54
10/20 12ML - IO           0.50
3/27 12ML                 0.46
7/23 12ML                 0.45
..5/24.5 6ML - 10YR IO     0.38
10/20 6ML - IO            0.30
7/23 6ML - IO             0.26
10/20 6ML                 0.21
7/8 12ML                  0.07
1/29 12ML                 0.03
-------------------------------
Total:                  100.00%
-------------------------------

9. Index

Index       Percent
-------------------
6MO LIBOR    85.20%
1YR LIBOR    14.80
-------------------
Total:      100.00%
-------------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               62.33%
Refinance-Cashout      23.49
Refinance-Rate/Term    14.19
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              48.82%
PUD Detached     19.01
2-Family          6.92
Condo - Low       6.14
PUD Attached      5.51
4-Family          5.13
3-Family          3.10
Condo             2.55
SFR-Attached      1.30
Condo - High      0.83
Condo - Site      0.38
Condo - Mid       0.28
Cooperative       0.03
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             55.75%
Investor            39.95
Secondary            4.30
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated Income                 60.52%
Full                          19.44

Stated                         5.98
Standard                       5.03
No Doc                         4.03
Reduced                        1.36
Stated Income/Stated Asset     1.25
NID - No Income Disclosure     1.02
Alternative                    0.50
NID/NAD                        0.41
Other                          0.45
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State        Percent
--------------------
California    34.97%
Arizona        6.55
Nevada         6.19
Florida        5.87
Virginia       4.88
Other         41.54
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    51.12%
Southern California    48.88
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------

90266        0.54%
92657        0.54
85297        0.53
89052        0.50
89138        0.50
Other       97.39
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV              Percent
-------------------------
<= 20.00            0.20%
20.01 - 30.00       0.16
30.01 - 40.00       0.76
40.01 - 50.00       0.58
50.01 - 60.00       3.01
60.01 - 70.00       7.68
70.01 - 80.00      78.73
80.01 - 90.00       5.87

90.01 - 100.00      2.87
100.01 - 103.00     0.14
-------------------------
Total:            100.00%
-------------------------

W.A.: 77.82%
Lowest: 16.19%
Highest: 102.57%

21. Cut-Off LTV

Cut-Off LTV       Percent
-------------------------
<= 20.00            0.20%
20.01 - 30.00       0.16
30.01 - 40.00       0.76
40.01 - 50.00       0.58
50.01 - 60.00       3.01
60.01 - 70.00       7.68
70.01 - 80.00      78.73
80.01 - 90.00       5.87
90.01 - 100.00      2.87
100.01 - 103.00     0.14
-------------------------
Total:            100.00%
-------------------------

W.A.: 77.81%
Lowest: 16.19%
Highest: 102.37%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                          75.32%
30                          0.05
36                         24.05
42                          0.50
60                          0.07
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 8.9 months
Lowest: 0 months
Highest: 60 months

23. Original Term

Original Term   Percent
-----------------------
180               0.07%
300               0.38
360              99.55
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.6 months
Lowest: 180 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                  0.07%
295 - 300                  0.38
355 - 360                 99.55
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.8 months
Lowest: 177 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------
0                  31.72%
1 - 6              68.28
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 5 months

26. Gross Margin

Gross Margin   Percent
----------------------
1.750            0.38%
2.250           14.91
2.750           84.67
3.000            0.04
----------------------
Total:         100.00%
----------------------

W.A.: 2.672%
Lowest: 1.750%
Highest: 3.000%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
0.000                  0.38%
2.000                  5.94
5.000                 93.68
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.803%
Lowest: 0.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
0.000                   0.38%
1.000                  84.82
2.000                  14.80
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.144%
Lowest: 0.000%
Highest: 2.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
10.001 - 11.000        17.03%
11.001 - 12.000        60.67
12.001 - 13.000        22.13
13.001 - 14.000         0.16
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.640%
Lowest: 10.125%
Highest: 13.500%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
1 - 6               0.38%
7 - 12              0.03
31 - 36            72.10
55 - 60            22.56
79 - 84             1.98
103 or greater      2.95
-------------------------
Total:            100.00%
-------------------------

W.A.: 43.9 months
Lowest: 4 months
Highest: 120 months

31. Originator

Originator                         Percent
------------------------------------------

Bank of America, NA                 13.24%
Countrywide Home Loans, Inc.         1.93
GreenPoint Mortgage Funding Inc.    84.82
------------------------------------------
Total:                             100.00%
------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2004-C
                           Group 4 - Total Hybrid Pool
                            Collateral Summary Report

                               Nov 30, 2004 09:07

1. General Pool Characteristics

Pool Size: $289,887,442.32
Loan Count: 1,247
Cut-off Date: 2004-11-01
Avg. Loan Balance: $232,467.88
Avg. Orig. Balance: $232,701.26
% Conforming: 65.41%
Accelerated Docs: 95.15%
W.A. FICO: 705
W.A. Orig. LTV: 77.82%
W.A. Cut-Off LTV: 77.81%
W.A. Gross Coupon: 5.912%
W.A. Net Coupon: 5.653%
W.A. Svcg Fee: 0.253%
W.A. Trustee Fee: 0.0060%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 8.87%
% over 100 OLTV: 0.13%
% with PMI: 8.81%
% over 80 with PMI: 99.27%
W.A. MI Coverage: 25.47%
W.A. MI Adjusted LTV: 75.71%
% Second Lien: 0.00%
% with Prepay Penalty: 24.33%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.52%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

Original Balance          Percent
---------------------------------
<= $50,000                  0.31%
$50,001 - $150,000         14.89
$150,001 - $250,000        26.55
$250,001 - $350,000        22.31
$350,001 - $450,000        14.23
$450,001 - $550,000         8.74
$550,001 - $650,000         6.33

$650,001 - $750,000         2.41
$750,001 - $850,000         0.29
$850,001 - $950,000         0.62
$950,001 - $1,050,000       1.03
$1,050,001 - $1,150,000     0.40
$1,150,001 - $1,250,000     0.40
$1,250,001 - $1,350,000     0.45
$1,450,001 - $1,550,000     1.03
---------------------------------
Total:                    100.00%
---------------------------------

Average: $232,701.26
Lowest: $17,900.00
Highest: $1,500,000.00

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------------------------
<= $50,000                  0.31%
$50,001 - $150,000         14.89
$150,001 - $250,000        26.63
$250,001 - $350,000        22.23
$350,001 - $450,000        14.23
$450,001 - $550,000         8.74
$550,001 - $650,000         6.33
$650,001 - $750,000         2.41
$750,001 - $850,000         0.29
$850,001 - $950,000         0.62
$950,001 - $1,050,000       1.03
$1,050,001 - $1,150,000     0.40
$1,150,001 - $1,250,000     0.40
$1,250,001 - $1,350,000     0.45
$1,450,001 - $1,550,000     1.03
---------------------------------
Total:                    100.00%
---------------------------------

Average: $232,467.88
Lowest: -1,503.34
Highest: $1,500,000.00

4. Lien Position

Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Coupon

Coupon          Percent
-----------------------
3.501 - 3.750     0.36%
4.001 - 4.250     0.17
4.251 - 4.500     0.60
4.501 - 4.750     1.45
4.751 - 5.000     3.88
5.001 - 5.250     5.99
5.251 - 5.500    11.04
5.501 - 5.750    14.85
5.751 - 6.000    23.14
6.001 - 6.250    16.53
6.251 - 6.500    12.34
6.501 - 6.750     5.72
6.751 - 7.000     2.86
7.001 - 7.250     0.89
7.251 - 7.500     0.08
8.251 - 8.500     0.03
8.501 - 8.750     0.07
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.912%
Lowest: 3.750%
Highest: 8.750%

6. Credit Score

Credit Score   Percent
----------------------
800 - 849        1.18%
750 - 799       17.00
700 - 749       32.29
650 - 699       40.08
600 - 649        9.45
----------------------
Total:         100.00%
----------------------

W.A.: 705
Lowest: 620
Highest: 817

7. PMI Providers

PMI Providers   Percent
-----------------------
NONE             91.19%
PMIC              3.64
RGIC              2.97
UGRIC             1.00
RMIC              0.45
MGIC              0.35
GEMIC             0.26
TGI               0.15
-----------------------
Total:          100.00%
-----------------------

8. Product Type

Product Type          Percent
-----------------------------
3/27 6MO LIBOR - IO    64.35%
5/25 6MO LIBOR - IO    17.31
3/27 12ML - IO          5.25
5/25 12ML               3.06
10/20 12ML - IO         2.34
3/27 6MO LIBOR          1.95
5/25 12ML - IO          1.52

7/23 12ML - IO          1.16
5/25 6MO LIBOR          0.89
3/27 12 MO LIBOR        0.45
7/23 12ML               0.43
..5/24.5 6ML IO          0.36
10/20 6MO LIBOR - IO    0.29
7/23 6MO LIBOR - IO     0.25
10/20 6MO LIBOR         0.21
..5/29.5 6ML IO          0.08
7/8 12ML                0.07
1/29 12ML               0.03
-----------------------------
Total:                100.00%
-----------------------------

9. Index

Index    Percent
----------------
6ML       85.68%
12ML      14.32
----------------
Total:   100.00%
----------------

10. Loan Purpose

Loan Purpose          Percent
-----------------------------
Purchase               61.89%
Refinance-Cashout      24.24
Refinance-Rate/Term    13.87
-----------------------------
Total:                100.00%
-----------------------------

11. Times 30 Days DLQ

Times 30 Days DLQ   Percent
---------------------------
0                   100.00%

---------------------------
Total:              100.00%
---------------------------

12. Property Type

Property Type   Percent
-----------------------
SFR              48.77%
PUD Detached     17.42
2-Family          7.05
Condo - Low       6.18
4-Family          4.95
PUD Attached      3.49
3-Family          3.35
Condo             2.36
PUD Detach        1.75
SFR-Attached      1.26
Condo - High      0.99
PUD               0.87
PUD Attach        0.83
Condo - Site      0.37
Condo - Mid       0.27
PUD - 2 units     0.06
Cooperative       0.03
-----------------------
Total:          100.00%
-----------------------

13. Occupancy Status

Occupancy Status   Percent
--------------------------
Primary             55.75%
Investor            39.99
Secondary            4.26
--------------------------
Total:             100.00%
--------------------------

14. Documentation

Documentation                Percent
------------------------------------
Stated Income                 60.81%
Full                          19.41
Stated                         5.85
Standard                       4.85
No Doc                         2.52
Stated Income/Stated Asset     1.43
Unknown                        1.39
Reduced                        1.31
NID - No Income Disclosure     0.99
NID/NAD                        0.52
Other                          0.91
------------------------------------
Total:                       100.00%
------------------------------------

15. State

State        Percent
--------------------
California    35.35%
Arizona        6.67
Nevada         6.10
Florida        5.84
Virginia       4.82
Other         41.22
--------------------
Total:       100.00%
--------------------

16. California

California            Percent
-----------------------------
Northern California    51.68%
Southern California    48.32
-----------------------------
Total:                100.00%
-----------------------------

17. Zip Code

Zip Code   Percent
------------------
90266        0.52%
92657        0.52
85297        0.51
89138        0.48
94116        0.46
Other       97.51
------------------
Total:     100.00%
------------------

18. Convertible Flag

Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

19. Delinquency*

Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

20. OLTV

OLTV              Percent
-------------------------
<= 20.00            0.19%
20.01 - 30.00       0.16
30.01 - 40.00       0.85

40.01 - 50.00       0.56
50.01 - 60.00       3.08
60.01 - 70.00       7.40
70.01 - 80.00      78.89
80.01 - 90.00       5.91
90.01 - 100.00      2.83
100.01 - 103.00     0.13
-------------------------
Total:            100.00%
-------------------------

W.A.: 77.82%
Lowest: 16.19%
Highest: 102.57%

21. Cut-Off LTV

Cut-Off LTV       Percent
-------------------------
<= 20.00            0.19%
20.01 - 30.00       0.16
30.01 - 40.00       0.85
40.01 - 50.00       0.56
50.01 - 60.00       3.08
60.01 - 70.00       7.40
70.01 - 80.00      78.89
80.01 - 90.00       5.91
90.01 - 100.00      2.83
100.01 - 103.00     0.13
-------------------------
Total:            100.00%
-------------------------

W.A.: 77.81%
Lowest: -0.46
Highest: 102.47%

22. Prepayment Penalty Term

Prepayment Penalty Term   Percent
---------------------------------
0                          75.67%
30                          0.05

36                         23.65
42                          0.56
60                          0.07
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 8.8 months
Lowest: 0 months
Highest: 60 months

23. Original Term

Original Term   Percent
-----------------------
180               0.07%
300               0.36
360              99.56
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.7 months
Lowest: 180 months
Highest: 360 months

24. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                  0.07%
295 - 300                  0.36
355 - 360                 99.56
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.8 months
Lowest: 177 months
Highest: 360 months

25. Cutoff Loan Age

Cutoff Loan Age   Percent
-------------------------

0                  31.66%
1 - 6              68.34
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 5 months

26. Gross Margin

Gross Margin   Percent
----------------------
1.750            0.36%
2.250           14.42
2.750           85.18
3.000            0.04
----------------------
Total:         100.00%
----------------------

W.A.: 2.674%
Lowest: 1.750%
Highest: 3.000%

27. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
2.000                  5.73%
5.000                 93.83
6.000                  0.36
12.000                 0.08
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.838%
Lowest: 2.000%
Highest: 12.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-----------------------------
1.000                  85.32%
2.000                  14.32
6.000                   0.36
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.161%
Lowest: 1.000%
Highest: 6.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
8.000 or less           0.08%
10.001 - 11.000        17.08
11.001 - 12.000        60.03
12.001 - 13.000        22.58
13.001 - 14.000         0.16
14.001 - 15.000         0.07
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 11.640%
Lowest: 5.500%
Highest: 14.750%

30. Cutoff Rollterm

Cutoff Rollterm   Percent
-------------------------
1 - 6               0.45%
7 - 12              0.03
31 - 36            72.00
55 - 60            22.78
79 - 84             1.91
103 or greater      2.84
-------------------------
Total:            100.00%
-------------------------

W.A.: 43.8 months
Lowest: 4 months
Highest: 120 months

31. Originator

Originator                     Percent
--------------------------------------
Bank of America                 12.82%
Countrywide Home Loans, Inc.     1.86
Greenpoint Mortgage Co.         85.32
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC
FOR INTERNAL USE ONLY

--------------------------------------------------------------------------------
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